UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AKARI THERAPEUTICS, PLC

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AKARI THERAPEUTICS, PLC

401 East Jackson Street

Suite 3300

Tampa, FL 33602

November [●], 2025

General Meeting of Akari Therapeutics, Plc (the “Meeting”)

This letter, the notice of the Meeting set out in this document (the “Notice”) and associated materials for the Meeting are being sent to you because, as of November [●], 2025 (being the latest practicable date before the circulation of this document), you are registered as a holder of ordinary shares in the register of members of Akari Therapeutics, Plc (the “Company”). However, this letter, the Notice and associated materials will also be available to holders of our American Depositary Shares (“ADS”) and contain information relevant to holders of ADSs.

Our Meeting will take place at 2.30 p.m., London time, on December 15, 2025 , at 75/76 Wimpole Street, London, W1G 9RT . The Notice is set out in this document, and it contains the resolutions to be proposed at the Meeting (the “Resolutions”).

For the purposes of the Meeting, a quorum will be obtained by two or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1⁄3% of the Company’s share capital (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted at the Meeting. A “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the Meeting, or a person appointed as proxy of a member in relation to the Meeting.

Action to be taken by holders of ordinary shares in the Company

If you are a holder of ADSs, please ignore this section and refer instead to the section below - “Holders of American Depositary Shares”. If you are a holder of ordinary shares in the register of members of the Company, please vote on the Resolutions by appointing a proxy. A form of proxy for use at the Meeting is enclosed. You are encouraged to appoint the Chairman of the Meeting as your proxy.

You are advised to complete and return the form of proxy in accordance with the instructions printed on it and so as to arrive at the Company’s registrar, Equiniti Limited, at Aspect House, Spencer Road, Lancing, BN99 6DA (“Equiniti Limited”), England as soon as possible but in any event by no later than [●] [a.m./p.m.] London time ([●] [a.m./p.m.] Eastern time) on [●], 2025.

In order to attend and vote at the Meeting as an ordinary shareholder, you must continue to be registered as a holder of ordinary shares in the Company’s register of members as of 6.30 p.m. London time (1.30 p.m. Eastern time) on December 11, 2025.

Therefore, if you sell or transfer your ordinary shares in the Company on or prior to December 11, 2025, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Equiniti Limited by telephone at +44 (0) 371 384 2030, to request a new form of proxy for its use.

Should you elect to convert your holding of ordinary shares in the capital stock of the Company into an interest in the capital of the Company represented by ADSs before the Meeting, you will cease to be a holder of ordinary shares in your own name and will not be entitled to vote at the Meeting as an ordinary shareholder. You will also not be able to use the enclosed form of proxy. However, you may be able to exercise your vote as a holder of an interest in the capital of the Company represented by American Depositary Shares. Please refer to the next section - “Holders of American Depositary Shares”.

Holders of American Depositary Shares

In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register maintained by our depositary, Deutsche Bank Trust Company Americas (“Deutsche Bank”) as of 5.00 p.m. Eastern Time on Monday, November [●], 2025 (the record date for ADS holders). If you hold ADSs through a bank, broker or nominee on November [●], 2025, the Meeting documentation, including the ADS proxy card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than 1.00 p.m. Eastern Time on December 4, 2025.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Deutsche Bank c/o Equiniti Trust Company by telephone: +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email at adr@equiniti.com or by mail at Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050.

If at any point you require guidance, please contact Prism Cosec Limited, Company Secretary, by telephone at +44 20 3048 1996.

Recommendation

You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement (the “Proxy Statement”). Your directors consider that each Resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, your directors unanimously recommend that you vote in favor of the Resolutions as each of the directors with personal holdings of equity interests in the Company intends to do in respect of their own beneficial holdings.

Thank you for your ongoing support of Akari Therapeutics, Plc.

Yours sincerely,

Abizer Gaslightwala
President and Chief Executive Officer

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

If you are in any doubt as to what action you should take, you are recommended to seek your own financial advice from your stockbroker or other independent adviser authorized under the Financial Services and Markets Act 2000 (as amended). If you are in any doubt as to your taxation position, you are strongly advised to consult an appropriate professional adviser.

If you have recently sold or transferred all of your shares in AKARI THERAPEUTICS, PLC, please forward this document, together with the accompanying documents, as soon as possible either to the purchaser or transferee or to the person who arranged the sale or transfer so they can pass these documents to the person who now holds the shares.

AKARI THERAPEUTICS, PLC

(Registered in England & Wales, No. 05252842)

Registered office:

Highdown House

Yeoman Way

Worthing

West Sussex

United Kingdom

BN99 3HH

NOTICE OF GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2025

NOTICE is hereby given that a general meeting of shareholders of Akari Therapeutics, Plc (“Akari”, the “Company,” “our” or “we”), a public limited company incorporated under the laws of England and Wales, will be held at 2:30 p.m. London time (9.30 a.m. Eastern Time) on December 15, 2025, at 75/76 Wimpole Street, London W1G 9RT, (the “Meeting”), for the purpose of considering and, if thought fit, passing the following resolutions (the “Resolutions”):

1	To approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain purchase warrants and the issuance of the ordinary shares underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 14, 2025.

2.	That, with effect at 6.30 p.m., London time on the date on which these Resolutions are passed (the “Record Time”):

a)	in accordance with section 618 of the U.K. Companies Act 2006 (the “Companies Act”), each of the ordinary shares of USD 0.0001 in the capital of the Company be sub-divided and, as applicable, re-designated into one ordinary share of USD 0.000000005 each and 19,999 deferred shares of USD 0.000000005 each (the “Deferred Shares”), such shares having the rights and being subject to the restrictions as set out in the New Articles (as defined below);

b)	in accordance with section 551 of the Companies Act, the directors be generally and unconditionally authorized to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of USD 3,000 for a period expiring on June 30, 2030 (unless otherwise renewed, varied or revoked by the Company at a general meeting), save that the Company may, before such expiry, make offers or agreements which would or might require such shares to be allotted or such rights to be granted after such expiry and the directors may allot such shares or grant such rights in pursuance of such offers or agreements notwithstanding that the authority conferred by this resolution has expired; with such resolution revoking and replacing all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities;

c)	the share buyback contract in the form produced to the Meeting, to be entered into between the Company and each of the shareholders (in their capacity as holders of Deferred Shares) for the purchase by the Company of all the Deferred Shares, be approved and its terms authorised for the purposes of section 694 of the Companies Act, but so that the approval and authority expire on December 15, 2026;

d)	in accordance with section 570 of the Companies Act the directors (or any duly authorized committee of the directors) be generally and unconditionally empowered to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authorization conferred on them by resolution (b) as if section 561 of the Companies Act and any pre-emption provisions in the Company’s articles of association (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by the Company prior to or on that date) on June 30, 2030, save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired; and

e)	the draft Articles of Association produced to the Meeting (the “New Articles”) be adopted as the articles of association of the Company in substitution for, and to the exclusion of, the Company’s existing articles of association.

Resolutions 2(a)-(e) are interdependent and conditional upon each other. This means that the approval of any one of these resolutions is contingent upon the approval of all of the others. If any Resolutions 2(a)-(e) are not approved by shareholders, then none of Resolutions 2(a)-(e) will take effect, even if one or more of them receive sufficient votes for approval on an individual basis.

The rationale for the Resolutions is described in the Proxy Statement below.

With respect to Resolutions 2(a)-(e), the number of ordinary shares of the Company in issue immediately after the Record Time will be the same as immediately before, and each shareholder’s proportionate interest in the Company’s issued share capital will remain unchanged. The only change will be to the nominal value of the ordinary shares and the creation of 1,429,517,750,998,477 Deferred Shares of USD 0.000000005. The rights attaching to the ordinary shares of USD 0.000000005 (including voting and dividend rights and rights on a return of capital) will be identical in all respects to those of the existing ordinary shares. There will also be no direct effect on the value of an ADS. The rights attaching to the Deferred Shares (as described in the proxy statement) will render them effectively worthless.

Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, as amended, the Company specifies that entitlement to attend and vote at the Meeting, and the number of votes which may be cast at the Meeting, will be determined by reference to the Company’s register of members at 6.30 p.m. (London time) on December 11, 2025 or, if the Meeting is adjourned, at 6.30 p.m. (London time) two working days before the time of the adjourned Meeting. In each case, changes to the register of members after such time will be disregarded. The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each proposal described in the accompanying Proxy Statement.

The Company’s principal executive offices are located at 401 East Jackson Street, Suite 3300, Tampa, FL 33602. The UK registered office of Akari Therapeutics, Plc is at Highdown House, Yeoman Way, Worthing, West Sussex, United Kingdom, BN99 3HH, United Kingdom. Except as set out in this Notice, any communication with the Company in relation to the Meeting, should be sent to our registrar, Equiniti Limited, at Aspect House, Spencer Road, Lancing, BN99 6DA (the “Equiniti Limited”).  No other means of communication will be accepted. In particular, you may not use any electronic address provided within this notice or in any related documents to communicate with us except as expressly permitted.

You are reminded that you can update your preferences for communications by us at any time through www.shareview.co.uk. You can contact Equiniti Limited for assistance with the process on +44 (0)371 384 2030.  There is no charge for this service. We encourage you to agree to the use of electronic communications as it will enable you to receive information quicker and reduce our costs and environmental impact.

The results of any polls taken on the Resolutions at the Meeting and any other information required by the Companies Act 2006 will be made available on our website (https://www.akaritx.com/) as soon as reasonably practicable following the Meeting and for the required period thereafter.

Your vote is important. The affirmative vote (on a show of hands or a poll) of shareholders present in person or by proxy in accordance with the requisite majority set forth in the accompanying Proxy Statement is required for approval of the Resolutions. We encourage you to read the Proxy Statement carefully.

Please complete, date, sign and return the enclosed proxy form as promptly as possible (and in any event by 2.30 p.m. (London time) on December 11, 2025) in order to ensure your representation at the Meeting. Please note, however, that if your shares are represented by American Depositary Shares and held on deposit by Deutsche Bank Trust Company Americas, as depositary, or if your ordinary shares are held of record by a broker, bank or other nominee, and you wish to have your votes cast at the Meeting, you must obtain, complete and timely return a proxy form issued in your name from that intermediary in accordance with any instructions provided therewith.

By Order of the Board of Directors of
Akari Therapeutics, Plc,

Hoyoung Huh, M.D.
Chairman
November [●], 2025

THE AKARI BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT EACH OF THE RESOLUTIONS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, AKARI AND ITS SHAREHOLDERS AND HAS APPROVED EACH SUCH RESOLUTION. THE AKARI BOARD OF DIRECTORS RECOMMENDS THAT AKARI SHAREHOLDERS VOTE “FOR” EACH SUCH RESOLUTION.

i

AKARI THERAPEUTICS, PLC

(Registered in England & Wales, No. 05252842)

Registered office:

Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH

PROXY STATEMENT FOR THE GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2025

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board of Directors” or “Board”) of Akari Therapeutics, Plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at our extraordinary general meeting of shareholders (referred to herein as the “Meeting) to be held at 2.30 p.m. London time (9.30 a.m.] Eastern Time), on December 15, 2025, at 75/76 Wimpole Street, London, W1G 9RT.

This Proxy Statement summarizes information about the resolutions to be considered at the Meeting and other information you may find useful in determining how to vote. The form of proxy is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.

We are mailing the Notice of General Meeting, this Proxy Statement, and the proxy card to our ordinary shareholders of record as of November [●], 2025 (being the latest practicable date before the circulation of this document) for the first time on or about [●], 2025 and to our ADS holders on or about [●], 2025. In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

While this document is being sent to our ordinary shareholders of record as of November [●], 2025 (being the latest practicable date before the circulation of this document), this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on

December 15, 2025

Our Notice of General Meeting, this Proxy Statement, and our proxy card are available in the Investors Relations section of our website at http://investor.akaritx.com/.

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QUESTIONS AND ANSWERS ABOUT VOTING

Why am I receiving these materials?

We have sent you our Notice of General Meeting, this Proxy Statement and the enclosed proxy card because you are either (i) an ordinary shareholder of record or (ii) an ADS holder of record and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. You do not need to attend the Meeting to vote your shares but you may if you wish. You may vote by proxy and your vote will be cast on your behalf at the Meeting. To vote your shares whilst you are not in attendance, please simply complete, sign and return the enclosed form of proxy in accordance with the instructions set out in this Proxy Statement. All proxies, however submitted, must be lodged with our registrar, Equiniti Limited, by no later than 2.30 p.m. London time (9.30 a.m. Eastern time) on December 11, 2025. CREST members may appoint a proxy by using the CREST electronic proxy appointment service described above.

We intend to mail this Proxy Statement and the accompanying proxy card on or about November [●], 2025 to all ordinary shareholders of record as of [●], 2025 (being the latest practicable date before the circulation of this document).

Materials for ADS holders of record, including this Proxy Statement and an ADS proxy card, will be mailed on or about November [●], 2025 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register as of 5.00 p.m. Eastern Time on November [●], 2025 (the record date for ADS holders).

Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at 6.30 p.m. London time (1.30 p.m. Eastern time) on Thursday December 11, 2025 will be entitled to vote at the Meeting. As of November [●], 2025 (being the last practicable date before the circulation of this proxy statement) there were [●] ordinary shares, carrying one vote each, issued and outstanding and entitled to vote. Each ADS of the Company represents two thousand (2,000) ordinary shares. As an ordinary shareholder of record, you may vote at the Meeting or by proxy. We encourage you to vote by proxy as instructed below to ensure your vote is counted.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

If, on December 13, 2025, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

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Holders of American Depositary Shares

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register maintained by Deutsche Bank as of 5.00 p.m. Eastern Time on [●], November [●], 2025 (the record date for ADS holders). If you hold ADSs through a brokerage firm, bank or nominee on November [●], 2025, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions. Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than 1.00 p.m. Eastern Time on December 4, 2025.

Deutsche Bank will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

What are the differences between ADS holders and ordinary shareholders?

Deutsche Bank, as depositary, executes and delivers ADSs on our behalf. We are requesting the depositary, which holds the ordinary shares underlying the ADSs, to seek ADS holders’ instructions as to voting for the Meeting. As a result, ADS holders may instruct the depositary to vote the ordinary shares underlying their ADSs.

Because we have asked the depositary to seek the instructions of ADS holders, the depositary will notify ADS holders of the upcoming vote and arrange to deliver the proxy materials to them. The depositary then tries, as far as practicable, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot guarantee that ADS holders will receive this Proxy Statement and the other proxy materials from the depositary in time to permit them to instruct the depositary to vote their shares. In addition, there may be other circumstances in which ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by exchanging their ADSs for ordinary shares. However, even though we are subject to U.S. domestic issuer proxy rules and our shareholder meetings are announced via press release and filed with the U.S. Securities and Exchange Commission (“SEC”), ADS holders may not know about the Meeting early enough to exchange their ADSs for ordinary shares.

ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares.

What is the difference between a shareholder of record and a beneficial owner?

These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members maintained by Equiniti Limited, our registrar, you are a shareholder of record and the proxy materials are being sent directly, or otherwise being made available, to you. If your ordinary shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held by your broker, bank or other nominee and the proxy materials are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your ordinary shares by following the instructions on the voting instructions provided to you by such broker, bank or other nominee.

What are the requirements to approve each of the resolutions?

You may cast your vote for or against Resolutions 1 through 6 or abstain from voting your shares on one or more of these resolutions. It is intended that voting on all resolutions at the Meeting will be conducted by way of poll. Resolutions 1 through 4 are proposed as ordinary resolutions that will be approved if (i) on a show of hands, a majority of shareholders present in person or by proxy and voting on the proposal vote in favor of the resolution or (ii) on a poll, shareholders representing a majority of the total voting rights of shareholders present at the Meeting in person or by proxy and voting on the proposal vote in favor of the resolution. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal and therefore will not impact the outcomes of the items on the agenda.

Each of Resolutions 5 and 6 are proposed as a special resolution that will be approved if (i) on a show of hands, a majority of not less than 75% of the shareholders present in person or by proxy and voting on the proposal vote in favor of the resolution or (ii) on a poll, shareholders representing a majority of not less than 75% of the total voting rights present at the Meeting in person or by proxy and voting on the proposal vote in favor of the resolution. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal and therefore will not impact the outcomes of the items on the agenda.

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What are the voting recommendations of our Board regarding the election of directors and other resolutions?

The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.

Resolution	Description of Resolution	Board’s Recommendation

Ordinary Resolutions

1	To approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain warrants and the issuance of the ordinary shares underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that closed on October 16, 2025 (the “Warrant Exercise Proposal”).	FOR

2	In accordance with section 618 of the U.K. Companies Act 2006 (the “Companies Act”), and subject to and conditional upon the passing of Resolutions 3, 4, 5 and 6, each of the ordinary shares of USD 0.0001 in the capital of the Company be sub-divided and, as applicable, re-designated into one Ordinary Share of USD 0.000000005 each and 19,999 deferred shares of USD 0.000000005 each (the “Deferred Shares”), such shares having the rights and being subject to the restrictions as set out in the New Articles (as defined below) (the “Reduction in Nominal Value Proposal”).	FOR

3	That subject to and conditional upon the passing of Resolutions 2, 4, 5 and 6, and in accordance with section 551 of the Companies Act, the Company’s directors or any duly authorised committee of the directors be generally and unconditionally authorised to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of USD 3,000 for a period expiring on June 30, 2030 (unless otherwise renewed, varied or revoked by the Company at a general meeting), save that the Company may, before such expiry, make offers or agreements which would or might require such shares to be allotted or such rights to be granted after such expiry and the directors may allot such shares or grant such rights in pursuance of such offers or agreements notwithstanding that the authority conferred by this resolution has expired; and this resolution revokes and replaces all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities (the “General Allotment Proposal”).	FOR

4

That subject to and conditional upon the passing of Resolutions 2, 3, 5 and 6, the share buyback contract in the form produced to the Meeting, to be entered into between the Company and each of the shareholders (in their capacity as holders of Deferred Shares) for the purchase by the Company of all the Deferred Shares, be approved and its terms authorized for the purposes of section 694 of the Companies Act, but so that the approval and authority expire on December 15, 2026 (the “Buyback Proposal”);

Special Resolutions

FOR

5	That subject to and conditional upon the passing of Resolutions 2, 3, 4, and 6, in accordance with section 570 of the Companies Act, the directors of the Company (or any duly authorised committee of the directors of the Company) be generally and unconditionally empowered to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authorisation conferred on them as if section 561 of the Companies Act and any pre-emption provisions in the Articles (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by the Company prior to or on that date) five years after the date on which this resolution is passed save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired (the “Pre-emption Rights Proposal”).	FOR

6	That subject to and conditional upon the passing of Resolutions 2, 3, 4, and 5, the draft Articles of Association produced to the Meeting (the “New Articles”) be adopted as the articles of association in substitution for, and to the exclusion of the Company’s existing articles of association (the “New Articles Proposal”).	FOR

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What constitutes a quorum?

Consistent with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant and in accordance with our current Articles of Association, we require qualified persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1/3% of the Company’s share capital (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the Meeting.

If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement.

If a quorum is not present (and unless the Meeting was convened on requisition of, or by, members), it will stand adjourned to the same day in the next week at the same time and place (or places), or to such other day and at such other time and place (or places) as the Board of Directors may determine. We require a quorum of at least 33 1/3% of the Company’s share capital (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted if the Meeting is reconvened, consistent with the Nasdaq rules applicable to us as a U.S. domestic registrant and our Articles of Association. If such quorum is not present at the adjourned meeting within 15 minutes, the member or members present in person or by proxy and entitled to vote will have power to decide upon all matters which could properly have been disposed of at the meeting as originally convened.

How do I vote my shares?

You may vote “For,” “Against,” or abstain from voting on the applicable resolutions.

If you are an ordinary “shareholder of record,” you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided. We urge you to vote by proxy as instructed below to ensure your vote is counted. You may still attend the Meeting and vote in person during the Meeting even if you have already voted by proxy.

All proxies must be lodged with our registrar (Equiniti Limited) by no later than 2.30 p.m. London time (9.30 a.m. Eastern Time) on December 11, 2025.

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You may appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to a different ordinary share(s)). To appoint more than one proxy, you should contact our registrar, Equiniti Limited. Such proxy need not be a shareholder of record but must attend the Meeting to represent you for your vote to be counted. Although not mandatory, you are encouraged to appoint the Chairman of the Meeting as your proxy.

If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

If you are a holder of ADSs, you should follow the directions on the ADS proxy card you received. Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than no later than 1.00 p.m. Eastern Time on [●], 2025. Deutsche Bank will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders. Holders of ADSs are not entitled to attend and vote at the Meeting in person.

How will my shares or ADSs be voted if I do not specify how they should be voted?

If you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting. As a reminder, we urge all shareholders to appoint the Chairman of the Meeting as your proxy.

If you are a beneficial owner of ordinary shares and your broker, bank or nominee does not receive instructions from you about how your shares are to be voted, such broker, bank or nominee may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a “broker non-vote”). A “broker non-vote” refers to a share represented at the meeting held by an organization, as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more, but not all matters, the broker does not have discretionary voting power to vote such share. Generally, brokers have discretionary voting power to vote shares with respect to resolutions that are considered “routine”, while they do not have such power with respect to resolutions that are “non-routine”. Resolutions 1 (Warrant Exercise Proposal), 2 (Reduction in Nominal Value Proposal), 4 (Buyback Proposal) and 6 (New Articles Proposal) are considered non-routine matters under applicable rules, while Resolutions 3 (General Allotment Proposal) and 5 (Pre-emption Rights Proposal) are considered routine matters. We encourage you to submit your proxy with instructions and exercise your right to vote as a shareholder.

With respect to any properly completed voting instructions received by Deutsche Bank on or prior to [●] [a.m./p.m.] London time ([●] p.m. Eastern time) on [●], 2025, Deutsche Bank shall endeavor, insofar as practicable and permitted under applicable law, the provisions of the deposit agreement by and among the Company, Deutsche Bank, as depositary, and holders and beneficial owners of ADSs issued thereunder dated as of December 7, 2012 (as amended), and the current Articles of Association, to vote or cause its custodian to vote the shares (in person or by proxy) represented by ADSs in accordance with such voting instructions, for holders of ADSs as of 5:00 p.m. Eastern Time on November [●], 2025 (the record date for ADS holders). Shares represented by ADSs for which no specific voting instructions are received by Deutsche Bank from the ADS holder shall not be voted.

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Can I change my vote or revoke a proxy?

A registered ordinary shareholder can revoke his or her proxy before the time of voting at the Meeting by:

a)	Mailing a revised form of proxy dated later than the prior form of proxy; or

b)	Notifying our Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective.

A shareholder would also be able to revoke his or her proxy by voting in person at the Meeting. If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting. See also “What if I plan to attend the Meeting?”

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by Deutsche Bank or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by Deutsche Bank or the broker, bank or other nominee, as applicable, will be used to instruct Deutsche Bank how to vote your ADSs.

Who counts the votes?

Equiniti Limited has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Equiniti Limited for tabulation (see instructions on the form of proxy).

If you hold your ordinary shares through a broker, your broker will return the form of proxy to Equiniti Limited.

If you are a holder of record of ADSs, you can return your executed ADS proxy card to Deutsche Bank for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Deutsche Bank following your instruction. Deutsche Bank will submit your votes to Equiniti Limited for tabulation.

What is an “abstention” and how would it affect the vote?

An abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for or against a particular resolution.

How many votes do I have?

On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the ordinary shareholders of record as of 6.30 p.m. London time (1.30 p.m. Eastern time) on December 11, 2025.

On each matter to be voted upon, each holder of ADSs has one vote for each ADS held as of November [●], 2025. Each ADS of the Company represents two thousand (2,000) ordinary shares.

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What about joint holders?

In the case of joint holders of record of an ordinary share, the vote of the senior who tenders the vote (whether in person or by proxy) will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in our relevant register of members of the company (as the case may be) in respect of the joint holding (with the first named being the most senior).

What if I plan to attend the Meeting?

Ordinary shareholders can attend the Meeting, but attendance will be limited to ordinary shareholders of record. In order to obtain admittance to the Meeting each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your ordinary shares are held through brokerage accounts or by a bank or other nominee you may be able to attend at the discretion of the Chairman. Any corporation which is an ordinary shareholder of record may by resolution of its directors authorize one or more persons to act as its representative(s) at the Meeting and the person(s) so authorized shall (on production of a certified copy of such resolution at the Meeting) be entitled to exercise these same powers on behalf of the corporation as the corporation could exercise if it were one of our individual shareholders.

How do you solicit proxies?

We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse Deutsche Bank for their expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one notice or form of proxy?

If you hold your ordinary shares in more than one account, you will receive a form of proxy for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy. Please be sure to vote all of your shares.

If you hold ADSs in your own name registered on the books of the depositary, you are considered the registered holder of the ADSs and will receive the proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the proxy materials from your broker, bank or other nominee.

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Will there be any other business conducted at the Meeting?

In accordance with our Articles of Association, no matters other than Resolutions 1 through 6 may be presented at this Meeting. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.

What is Equiniti Limited’s role?

Equiniti Limited is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Equiniti Limited by writing to Equiniti Limited at, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA.

Communications concerning ADS holder of record accounts can be handled by contacting Deutsche Bank c/o Equiniti Trust Company, by telephone at: +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email: adr@equiniti.com or by mail at Deutsche Bank, Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050.

How can I find out the results of the voting at the Meeting?

Voting results will be announced by the filing of a current report on Form 8-K with the SEC within four business days following the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

Who do I contact regarding my ADS holdings?

If you are an ADS holder of record and have queries about how to deliver voting instructions, please contact Deutsche Bank c/o Equiniti Trust Company, by telephone at +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email at adr@equiniti.com or at by mail at Deutsche Bank, Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050. If you hold your ADSs through a custodian, broker or other agent, you should refer to the contact information provided by your agent.

What do I do if I have additional questions?

If you have any further questions about voting or attending the Meeting, please contact Prism Cosec Limited, Company Secretary, by email at danielle.zayat@akaritx.com or by telephone at +44 20 3048 1996.

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RESOLUTION 1 – WARRANT EXERCISE PROPOSAL

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for the exercisability of warrants to purchase an aggregate of 6,375,000 ADSs consisting of (i) series E warrants to purchase up to an aggregate of 3,125,000 ADSs (“Series E Warrants”) , (ii) series F warrants to purchase up to an aggregate of 3,125,000 ADSs (“Series F Warrants”, and, with the Series E Warrants, the “Investor Warrants”), and (iii) placement agent warrants to purchase up to 125,000 ADSs (the “Placement Agent Warrants, and together with the Investor Warrants, the “Private Placement Warrants”), and the issuance of the ADSs underlying such Private Placement Warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 14, 2025.

The information set forth in this Resolution 1 is qualified in its entirety by reference to the full text of the form of Purchase Agreement (as defined below), Placement Agent Agreement (as defined below) form of Series E Warrant, form of Series F Warrant and form of Placement Agent Warrant, attached as exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to our Current Report on Form 8-K filed with the SEC on October 16, 2025.

Shareholders are urged to carefully read these documents.

Background

On October 14, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors providing for the issuance and sale, in a registered direct offering (the “Offering”), of 3,125,000 ADSs of the Company. The ADSs were offered and sold together with Series E Warrants and Series F Warrants, which were issued in a concurrent private placement. The combined purchase price per each ADS and accompanying Series Warrants sold in the Offering was $0.80. The aggregate gross proceeds from the Offering were approximately $2.5 million, excluding any proceeds from any future exercises of Warrants. The Offering closed on October 16, 2025 (the “Closing Date”).

The Company intends to use the net proceeds for working capital, general corporate purposes, and continued research and development.

The Series E Warrants have an exercise price of $0.98 per share, subject to customary adjustments as set forth therein, are exercisable commencing on the effective date (the “Warrant Shareholder Approval Date”) of shareholder approval of the issuance of the ADSs issuable upon exercise of the warrants, and will have a 5-year term from the Warrant Shareholder Approval Date. The Series F Warrants have an exercise price of $0.98 per share, subject to customary adjustments as set forth therein, are exercisable on the Warrant Shareholder Approval Date, and will have a thirty-month term from the Warrant Shareholder Approval Date. If at the time of exercise there is no effective registration statement registering the ADSs underlying the Investor Warrants, the Investor Warrants may be exercised on a cashless basis. The Company has agreed to file a registration statement registering for resale the ADSs issuable upon exercise of the Investor Warrants and the Placement Agent Warrants within 30 days of the Closing Date.

A holder of the Series Warrants will not have the right to exercise any portion of its Investor Warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates or any other persons whose beneficial ownership of ordinary shares would be aggregated with the holder’s or any of the holder’s affiliates), would beneficially own ordinary shares in excess of 4.99% (or 9.99% at the holder’s election) of the number of the ordinary shares outstanding immediately after giving effect to such exercise.

The Company also entered into a placement agency agreement (the “Placement Agent Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company in connection with the Offering. Pursuant to the Placement Agent Agreement, the Placement Agent and its designees received Placement Agent Warrants on substantially the same terms as the Series E Warrants in an amount equal to 4.0% of the aggregate number of ADSs sold in the Offering at an exercise price of $1.00 per share and will have a 5-year term from the commencement of sales of the Offering.

We are seeking approval for Resolution 1 because the Private Placement Warrants we issued in the Offering are not exercisable until we receive shareholder approval. In addition, in the event shareholder approval is obtained and the Private Placement Warrants are exercised for cash in full, the Company would receive approximately $6.25 million.

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Reasons for the Warrant Exercise Proposal

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”).

The Private Placement Warrants were issued in a private placement which is not a public offering and which resulted in the issuance of securities convertible into our ordinary shares equal to more than 20% of the voting power of our outstanding ordinary shares below the Nasdaq Minimum Price. Because of this, the Private Placement Warrants provide that they may not be exercised, and therefore have no value, unless shareholder approval of their exercise is obtained.

Potential Consequences if the Warrant Exercise Proposal is Not Approved

The failure of our shareholders to approve the Warrant Exercise Proposal will mean that we (i) cannot permit the exercise of the Private Placement Warrants and (ii) may incur substantial additional costs and expenses.

Each Investor Warrant has an initial exercise price of $0.98 per share and each Placement Agent Warrant has an initial exercise price of $1.00 per share. Accordingly, we could realize an aggregate of up to approximately $6.1 million in gross proceeds if all of the Investor Warrants were exercised for cash ($6.25 million including the Placement Agent Warrants).

The Company has agreed to call a meeting of its shareholders within sixty (60) days of the closing date of the Offering for the purpose of obtaining shareholder approval for the Warrant Exercise Proposal. If shareholder approval is not obtained at this Meeting, the Company agreed to call a meeting every forty (40) days thereafter to seek shareholder approval until such shareholder approval is obtained or the Investor Warrants are no longer outstanding. Accordingly, if our shareholders do not approve the Warrant Exercise Proposal, we will be required to hold one or more additional special meetings of shareholders. The costs and expenses associated with holding such meetings could materially and adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Warrant Exercise Proposal

If the Warrant Exercise Proposal is approved, existing shareholders will suffer dilution in their ownership interests in the future to the extent that the Company issues shares underlying the Private Placement Warrants. Assuming the full exercise of the Private Placement Warrants, an aggregate of 6,375,000 ADSs representing 12,750,000,000 ordinary shares will be outstanding, and the ownership interest of our existing shareholders would be correspondingly reduced. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our ADSs.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR WARRANT EXERCISE PROPOSAL

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BACKGROUND TO RESOLUTIONS 2 THROUGH 6

Under English law, the consideration received by the Company in consideration of the allotment or issue of shares must equal or exceed the nominal value of the shares. Maintaining a nominal value of USD 0.0001 per ordinary share restricts our ability to issue shares at a price that reflects current market conditions and investor expectations. By reducing the nominal value, we aim to enhance our flexibility in capital raising activities, ensuring that we can issue shares at a price that is both legally compliant and economically viable. We believe this change will better align our share issuance practices with the dynamic nature of the financial markets, ultimately supporting the Company’s growth and stability.

In order for these changes to be made, we are asking our shareholders to pass Resolutions 2 through 6. Resolutions 2 through 6 are interdependent and conditional upon each other. This means that the approval of any one of these resolutions is contingent upon the approval of all of the others. If any of Resolutions 2, 3, 4, 5, or 6 are not approved by shareholders, then none of Resolutions 2 through 6 will take effect, even if one or more of them receive sufficient votes for approval on an individual basis.

The Board recommends that shareholders vote in favor of Resolutions 2 through 6. The following paragraphs explain in greater detail the Resolutions and the technical procedures by which these changes will be made.

RESOLUTION 2 – REDUCTION IN NOMINAL VALUE PROPOSAL

Currently, the nominal value of an ordinary share is USD0.0001 and the Board proposes to achieve the reduction in nominal value through the sub-division of each ordinary share of USD0.0001 into one ordinary share and 19,999 Deferred Shares of USD0.000000005 each.

Following the completion of the above, each shareholder will hold one ordinary share of USD0.000000005 and 19,999 Deferred Shares of USD0.000000005 for each ordinary share of USD0.0001 held at the Record Time on the date of the General Meeting. The number of ordinary shares of the Company in issue will be the same as immediately before the Record Time and each shareholder’s proportionate interest in the Company’s issued share capital will remain unchanged. The rights attaching to the ordinary shares of USD0.000000005 (including voting and dividend rights and rights on a return of capital) will be identical in all respects to those of the existing ordinary shares. There will also be no direct effect on the value of an ADS. The rights attaching to the Deferred Shares, as further described below under Resolution 6 - Adoption of New Articles and Terms of Deferred Shares will render them effectively worthless.

RESOLUTION 3 - DIRECTORS’ AUTHORITY TO ALLOT SHARES

Under the Companies Act, the Company’s directors may not allot shares, or grant rights to subscribe for or convert securities into shares, in the Company, unless they have been authorized by shareholders. The directors are currently authorized by resolutions passed at the annual general meeting on June 30, 2025 to allot, or grant rights to subscribe for or convert any securities into, shares in the Company up to an aggregate nominal value of USD20,000,000 in the period to June 30, 2030 which allows up to 200,000,000,000 ordinary shares of USD 0.0001 each (corresponding to 100,000,000 ADSs) to be allotted.

Since it is proposed that the nominal value of ordinary shares be reduced by a factor of 20,000, this would have the effect of automatically increasing the directors’ authority to allot shares without shareholder approval under the Companies Act by a factor of 20,000. Therefore, the Board is seeking to replace the authority that was granted at the Company’s annual general meeting in 2025 and which is due to expire on June 30, 2030.

The Board is seeking authority to allot, or grant rights to subscribe for or convert any securities into, shares in the Company up to an aggregate nominal value of USD3,000 in the period to June 30, 2030. This will allow up to 600,000,000,000 ordinary shares of USD0.000000005 each (corresponding to 300,000,000 ADSs) to be allotted. The Company, in common with other similar-sized biotechnology companies, intends to seek additional fundraisings when necessary to implement its operating plan. Failure to do so may delay research and development activities. In the light of our size and status of being a pre-revenue-generating company, the Board believes that equity financings are an appropriate method to support any potential future funding requirements. The Board believes that, in the event of an equity financing, having authorization to allot, or grant rights to subscribe for or convert securities into, our shares without needing to seek approval from shareholders under English law at the time should allow us to raise funds more efficiently on the best terms available and in a timely fashion.

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RESOLUTION 4 – BUY-BACK PROPOSAL

Following the subdivision, for each ordinary share of USD0.0001 held at the Record Time, each shareholder will hold one new ordinary share of USD0.000000005 and 19,999 Deferred Shares. However, as noted above, on account of their limited rights, the Deferred Shares will be effectively worthless. Therefore, in order to simplify its capital structure, the Company intends to cancel them shortly after the Record Time as follows.

Under the Companies Act a share buy-back by a public company (such as the Company) can only be financed through distributable reserves or the proceeds of a fresh issue of shares made for the purpose of financing a share buy-back. The buy-back of the Deferred Shares will be financed out of the proceeds of a fresh issue of new ordinary shares made for the purpose of financing the buy-back. Accordingly, the Company proposes to allot and issue 10 new ordinary shares to Abizer Gaslightwala  at a price of USD0.01 per ordinary share, part of the proceeds of which will be used to fund the purchase of the Deferred Shares for an aggregate purchase price of USD0.01.

In accordance with the New Articles, the buy-back and cancellation of the Deferred Shares can be effected by way of an off-market buy-back agreement to be entered into between the Company and an appointed agent of the holders of the Deferred Shares (the “Buy-Back Contract”). The Company’s entry into the Buy-Back Contract will require the approval of a resolution of Shareholders in accordance with section 694(2) of the Companies Act.

Pursuant to Article 11.7 of the New Articles, the Company has the irrevocable authority to appoint any person to execute a transfer and/or any agreement to transfer the Deferred Shares to the Company at any time. Under the terms of the Buy-Back Contract, which will be entered into after the Meeting, the Company will, in reliance on the power granted by Article 11. 7 of the New Articles, purchase and subsequently cancel all of the Deferred Shares, for aggregate consideration of USD0.01, as contemplated by the New Articles. A copy of the Buy-Back Contract will be available to view on the Company’s website at http://investor.akaritx.com/ and: (i) at the Company’s registered office for not less than 15 days ending with the date of the General Meeting; and (ii) at the Meeting itself.

RESOLUTION 5 - PRE-EMPTION RIGHTS PROPOSAL

Under the Companies Act, the Board may not allot equity securities (that is, ordinary shares or rights to subscribe for or to convert securities into ordinary shares) without first offering them to existing shareholders in proportion to their existing holdings, unless the shareholders have sanctioned the disapplication of their statutory rights of pre-emption under the Companies Act in respect of such allotment or grant of rights. The Board is seeking the dis-application of all pre-emption rights until June 30, 2030 in respect of shares allotted and rights granted pursuant to the authorization proposed in Resolution 3. This is to replace the authority that was granted at the Company’s annual general meeting in 2025 and which is due to expire on June 30, 2030.

In practice, the operation of such pre-emption rights is onerous and can result in significant delay and additional expense to the cost of an equity fundraising. It is therefore customary for the Board to seek authority from our shareholders to allot shares and dis-apply statutory pre-emption rights for cash issues of shares, or rights to subscribe for shares, up to a limit approved by our shareholders. Given we are solely listed on Nasdaq, and our peers, key shareholders and primary target market being the United States, the Board is mindful of the fact that equivalent United States incorporated companies are not required to seek authorization from shareholders to allot shares or to offer such shares to existing shareholders on a pre-emptive basis in the event they are pursuing an equity fundraising (or other transaction requiring the allotment and issuance of shares for cash). The Board considers that this may place the Company at a competitive disadvantage.

As noted in Resolution 3, the Board seeks authorization to allot equity securities for various reasons, including in order to effect additional fundraisings when necessary to implement its operating plan. The Board believes that having authorization to allot equity securities or sell our shares without having to comply with statutory and any other pre-emption rights should allow us to raise funds more efficiently on the best terms available and in a timely fashion. The Board believes that it is appropriate to avoid our potentially being at a competitive disadvantage as compared to our peer companies listed on Nasdaq, many of whom are incorporated in the United States. In particular, the requirement to first offer shares that we propose to issue for cash to all of our existing shareholders in time-consuming pro-rata rights offerings would add expense and considerably reduce the speed at which we could complete capital-raising activities undertaken in furtherance of our growth strategy and would potentially make it difficult for us to complete such transactions. Many of our strategic competitors are incorporated in the United States where they are not subject to restrictions on their ability to issue shares.

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RESOLUTION 6 – NEW ARTICLES PROPOSAL

In order to reflect the subdivision and particularize the rights attached to the Deferred Shares and make some other consequential and minor changes, the Board proposes that the Company adopt new Articles (the “New Articles”). Resolution 4 proposes that the New Articles be adopted with effect from the Record Time.

The terms of issue of the Deferred Shares will be set out in full in the New Articles. The principal terms are as follows. The Deferred Shares will not be entitled to any dividends. On a return of capital on a winding up of the Company, their holders will only be entitled to receive the amount paid up on them after USD10,000,000 has been paid in respect of every USD1.00 credited as paid up on the ordinary shares. The holders of the Deferred Shares will not be entitled to attend or vote at general meetings of the Company. No transfer of Deferred Shares will be permitted without the consent of the directors. The Company will have authority to appoint an agent for all the holders of Deferred Shares to transfer all the Deferred Shares to any person for no consideration or a nominal purchase price and to execute associated documents on the holders’ behalf.

This foregoing is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Articles as they are proposed to be adopted included as Annex A to this proxy statement, in which we have shown the proposed amendments colored in red and blue, with deletions indicated by strikeouts and additions indicated by underlining.

Share Certificates and CREST Entries for Ordinary Shares Held Directly

For shareholders who hold their ordinary shares directly in certificated form, existing share certificates will cease to be valid with effect from the Record Time. New share certificates representing new ordinary shares will be sent to these shareholders by around January 7, 2026. On receipt, all ordinary share certificates previously issued should be destroyed. If you do not receive a new share certificate and you believe you are entitled to one, please contact the Registrars (whose contact details are in the Notice of Meeting). Share certificates representing Deferred Shares will not be issued.

For Shareholders who hold their entitlement to ordinary shares in uncertificated form through CREST, the CREST description of the ordinary shares to which they are entitled will be updated to refer to the new ordinary shares on or around December 15, 2025. CREST accounts will be not be adjusted to reflect holders’ interim holdings of Deferred Shares.

Effect on ADSs

The existing ADSs will remain in issue (with the same ISIN, US00972G2075, and the same CUSIP 00972G207) and trading in them on Nasdaq will not be interrupted. Holders of ADSs will continue to hold the same number of ADSs following the completion of the proposals, but each ADS will represent 2,000 new ordinary shares of USD0.000000005 each, rather than 2,000 existing ordinary shares of USD0.0001 each. Existing ADRs will remain valid, representing the same number of ADSs as currently, and should be retained by their holders.

Stock Options and Stock Warrants

With effect from the Record Time, each option under the Company’s stock option plan will (subject to the option terms) entitle its holder to subscribe for one new ordinary share of USD0.000000005 for each existing share for which he is currently entitled to subscribe. There will be no adjustment to the number of shares under option, the exercise price or any other terms of the options. Further information will be provided to option-holders in separate communications to the extent required by the terms of the options.

With effect from the Record Time, in the documentation relating to the Company’s outstanding warrants to subscribe ordinary shares (“Stock Warrants”), each reference to an existing ordinary share in the Company will be treated as a reference to a new ordinary share of USD0.000000005 in the Company. There will be no adjustment to the number of securities subject to the Stock Warrants, their exercise price or any other terms, as the value of an ordinary share in the Company or ADS will not be directly affected by the proposals. Holders of Stock Warrants will be contacted separately to the extent required by the terms of the Stock Warrants.

US Securities Laws

The Deferred Shares have not been and will not be registered under the US Securities Act or the state securities laws of the United States and they may not be offered or sold in the United States or to any US persons unless pursuant to a transaction that has been registered under the US Securities Act and the relevant state securities laws or pursuant to a transaction that is exempt from, or not subject to, the registration requirements of the US Securities Act and the state securities laws. Neither the Deferred Shares nor this document, has been approved, disapproved or otherwise recommended by any US federal or state securities commission or other regulatory authority or any non-US securities commission or regulatory authority nor have such authorities passed upon or endorsed the merits of this document or confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offence in the United States. The new ordinary shares, to the extent that they derive from outstanding ordinary shares for which sale or resale was already registered on an existing registration statement, will constitute deposited securities pursuant to the terms of the Company’s deposit agreement with Deutsche Bank Trust Company Americas.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR RESOLUTIONS 2 THROUGH 6

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2025 (except as otherwise indicated below), information we know about the beneficial ownership of our ordinary shares by:

●	each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who is known by us to own beneficially more than 5% of the issued and outstanding shares of our ordinary shares;

●	each of our current directors;

●	each of our named executive officers;

●	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information in the table below is not necessarily indicative of beneficial ownership for any other purpose. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. In computing the percentage ownership of each person, ordinary shares subject to options, warrants, or rights held by that person that are currently exercisable, or exercisable within 60 days of October 31, 2025, are deemed to be outstanding and beneficially owned by that person. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

To our knowledge and except as indicated in the notes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholders’ name. The percentage of ownership is based on 71,479,461,523 ordinary shares issued and outstanding on October 31, 2025. All fractional share amounts have been rounded to the nearest whole number. To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s ordinary shares.

	Number of		Percentage of
	Ordinary Shares		Ordinary Shares
	Beneficially		Beneficially
Name and Address of Beneficial Owner(1)	Owned(2)		Owned (%)
5% Shareholders:
Hoyoung Huh and Affiliates	10,643,504,000	(3)	14.7%
PranaBio Investments LLC	7,794,839,333	(4)	10.7%
Ray Prudo and Affiliates	6,248,396,800	(5)	8.7%
Named Executive Officers and Directors:
Abizer Gaslightwala	1,132,860,000	(6)	1.6%
Kameel Farag	12,554,000	(7)	*
Hoyoung Huh	10,643,504,000	(3)	14.7%
Samir Patel	7,794,839,333	(4)	10.7%
Raymond Prudo-Chlebosz	6,248,396,800	(5)	8.7%
Robert Bazemore	497,852,000	(8)	*
James Neal	597,070,000	(9)	*
Sandip I. Patel	1,751,866,000	(10)	2.4%
Torsten Hombeck**	400,000	(11)	*
Rachelle Jacques**	306,146,000	(12)	*
Wendy DiCicco**	163,473,915	(13)	*
All current directors and executive officers as a group (8 individuals)	28,679,342,133	(14)	38.5%

* Denotes less than 1% beneficial owner.

** Denotes former named executive officer.

(1) Except as otherwise noted, the address for each person listed above is c/o Akari Therapeutics, Plc, 401 E Jackson Street, Suite 3300, Tampa, FL 33602.

(2) Our shareholders, named executive officers and directors may hold ordinary shares, ADSs or a combination of both. This column shows each holder’s beneficial ownership assuming all shares were held as ordinary shares, which may not be the case. Our ADSs are listed on The Nasdaq Capital Market under the trading symbol “AKTX.” Each ADS represents 2,000 ordinary shares.

(3) Consists of (i) 9,391,708,000 shares held of record by Dr. Huh, (ii) 929,400,000 shares underlying options exercisable within 60 days of October 31, 2025 granted to Dr. Huh, (iii) 103,482,000 shares underlying warrants exercisable within 60 days of October 31, 2025 and (iv) 218,914,000 shares held of record by Hannol Ventures LLC (“Hannol”). Excludes up to 3,571,428,000 shares underlying warrants exercisable within 60 days of October 31, 2025 issued to Dr. Huh which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Huh disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage. Dr. Huh is the sole member of Hannol and exercises voting and dispositive power over the shares held of record by Hannol and may be deemed the beneficial owner of such shares. The principal office address of Hannol is 16703 Early Riser Avenue, Suite 563, Land O Lakes, FL 34638.

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(4) Consists of (i) 285,336,000 shares held of record by Dr. Patel, (ii) 6,062,010,000 shares held of record by PranaBio Investments LLC (“PranaBio”) and (iii) 1,447,493,333 options exercisable within 60 days of October 31, 2025 granted to Dr. Patel. Excludes up to (i) 96,774,000 shares underlying prefunded warrants exercisable within 60 days of October 31, 2025 to PranaBio and (ii) 3,855,918,000 shares underlying warrants exercisable within 60 days of October 31, 2025 issued to Dr. Patel which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Patel disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage. Dr. Patel is the manager of PranaBio and may be deemed the beneficial owner of the shares held of record by PranaBio. The principal office address of PranaBio is 1701 Chicon Street, Austin, TX 78745.

(5) Consists of (i) 5,163,920,600 shares held of record by Dr. Prudo, (ii) 245,000,000 shares underlying options exercisable within 60 days of October 31, 2025 granted to Dr. Prudo, (iii) 800,766,600 shares held of record by RPC Pharma Limited (“RPC”) and (iv) 38,709,600 ordinary shares held of record by Praxis Trustees Limited as trustee of The Sonic Healthcare Holding Company (“Praxis”). Excludes up to 3,710,799,500 shares underlying warrants exercisable within 60 days of October 31, 2025 issued to Dr. Prudo which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Prudo disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage. Dr. Prudo controls the voting and investment decisions with respect to the shares held of record by RPC and Praxis and thereby may be deemed the beneficial owner of such shares. The principal office address of RPC is c/o Landmark Fiduciare (Suisse) SA, 6 Place des Eaux-Vives, P.O. Box 3461, Geneva, V8 1211, Switzerland. The principal office address of Praxis is P.O. Box 296, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey, GY1 4NA.

(6) Consists of (i) 597,148,000 shares held of record by Mr. Gaslightwala and (iii) 535,712,000 shares underlying warrants exercisable within 60 days of October 31, 2025.

(7) Consists of 12,554,000 shares issuable to Mr. Farag upon vesting and settlement of restricted stock award grants.

(8) Consists of (i) 89,284,000 shares held of record by Mr. Bazemore and (ii) 230,000,000 shares underlying options exercisable within 60 days of October 31, 2025 and (iii) 178,568,000 shares underlying warrants exercisable within 60 days of October 31, 2025.

(9) Consists of (i) 41,144,000 shares held of record by Mr. Neal, (ii) 518,500,000 shares underlying options exercisable within 60 days of October 31, 2025 and (iii) 37,426,000 shares underlying warrants exercisable within 60 days of October 31, 2025.

(10) Includes (i) 992,998,000 shares held of record by Mr. Patel, (ii) 459,800,000 shares underlying options exercisable within 60 days of October 31, 2025, (iii) 178,568,000 shares underlying warrants exercisable within 60 days of October 31, 2025, (iv) 12,500,000 shares held of record by TT Insurance Investment LLC (“TTI”), (v) 27,802,000 ordinary shares held of record by Innovative Lifesci Investments LLC (“Innovative Lifesci”), (vi) 39,760,000 ordinary shares held of record by Quest Bio LLC (“Quest”) and (vii) 40,438,000 ordinary shares held of record by Davis Island Ventures LLC (“Davis Island”). Mr. Patel, as the managing member of TTI, Innovative Lifesci, Quest Bio and Davis Island, exercises voting and dispositive power with respect to the ordinary shares held by such entities and therefore may be deemed to beneficially own the shares held of record by such entities. The principal office address of each of TTI, Innovative Lifesci and Quest is 4631 W El Prado Blvd., Tampa, FL 33629.

(11) Represents shares held of record by Mr. Hombeck.

(12) To the Company’s knowledge, represents shares held of record by Ms. Jacques.

(13) To the Company’s knowledge, consists of (i) 158,473,915 shares held of record by Ms. DiCicco and (ii) 5,000,000 shares underlying options exercisable within 60 days of October 31, 2025.

(14) To the Company’s knowledge, includes (i) 2,900,793,333 shares underlying options exercisable within 60 days of October 31, 2025, and (ii) 930,274,000 shares underlying warrants exercisable within 60 days of October 31, 2025.

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DELIVERY OF PROXY MATERIALS

The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement by delivering a single set of proxy materials to an address shared by two or more Company shareholders or ADS holders, a practice known as “householding.” This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders or ADS holders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder or ADS holder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder or ADS holders at a shared address to which a single copy of the proxy materials was delivered. If you are an ordinary shareholder of record and prefer to receive separate copies of proxy materials either now or in the future, please contact Prism Cosec Limited, Company Secretary, by mail at Akari Therapeutics, Plc, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH or by telephone at +44 20 3048 1996. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact our depositary, Deutsche Bank, or your brokerage firm or bank, as applicable.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN
AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.
EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN
THE ADS PROXY CARD TO DEUTSCHE BANK, THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The Companies Act generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The Companies Act generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the Companies Act and cannot be waived by our shareholders.

Shareholder Resolutions for 2026 Annual General Meeting

Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our Proxy Statement for our 2026 annual general meeting of shareholders, shareholder resolutions must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH no later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or February 6, 2026. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

If a shareholder wishes to present a proposal at an annual general meeting but does not wish to have the proposal considered for inclusion in our Proxy Statement and proxy card, such shareholder proposal must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH no later than 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting, or no later than April 22, 2026. However, if the date of the annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the prior year’s annual general meeting, the notice must be received by our Company Secretary within a reasonable time before we begin to print and send our proxy materials with respect to such annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for such annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC.

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Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

In addition to satisfying the forgoing requirements under our articles of association and the Companies Act, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 1, 2026.

Shareholder Rights

Under section 527 of the Companies Act, members meeting the threshold requirement set out in that section have the right to require us to publish on a website a statement setting out any matter relating to: (i) the audit of our accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with our auditor ceasing to hold office since the previous meeting at which annual accounts or reports were laid in accordance with section 437 of the Companies Act. We may not require the shareholders requesting any such website publication to pay our expenses in complying with sections 527 or 528 of the Companies Act. Where we are required to place a statement on a website under section 527 of the Companies Act, we must forward the statement to our auditor not later than the time when we make the statement available on the website. The business which must be dealt with at the AGM includes any statement that we have been required, under section 527 of the Companies Act, to publish on a website.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Direct your written request to Akari Therapeutics, Plc, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH, Attn: Prism Cosec Limited, Company Secretary. Shareholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Questions?

If you have any questions or need more information about the Meeting please write to us at:

Prism Cosec Limited

Company Secretary

Akari Therapeutics, Plc

Highdown House

Yeoman Way, Worthing

West Sussex BN99 3HH

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Annex A

AKARI THERAPEUTICS, PLC

COMPANY NO. 05252842

ARTICLES OF ASSOCIATION

The Companies Act 2006

Public Company Limited by Shares (Adopted by Special Resolution of the Company

passed on ~~8 December 2020 and amended by Special~~

~~Resolution of the Company passed on 30 June 2023~~[●])

TABLE OF CONTENTS

1.	PRELIMINARY	3
2.	LIABILITY OF MEMBERS	5
3.	SHARE CAPITAL AND VARIATION OF RIGHTS	5
4.	CERTIFICATES AND SHARES	6
5.	UNCERTIFICATED SHARES	7
6.	CALLS ON SHARES	8
7.	TRANSFER OF SHARES	9
8.	FORFEITURE OF SHARES	10
9.	TRANSMISSION OF SHARES	11
10.	DISCLOSURE OF INTERESTS IN SHARES	12
11.	DEFERRED SHARES	13
1~~1~~2.	INCREASE OF CAPITAL	14
1~~2~~3.	ALTERATION OF CAPITAL	14
1~~3~~4.	GENERAL MEETINGS	15
1~~4~~5.	NOTICE OF GENERAL MEETINGS	1~~3~~6
1~~5~~6.	PROCEEDINGS AT GENERAL MEETINGS	1~~4~~7
1~~6~~7.	VOTES OF MEMBERS	20
1~~7~~8.	CORPORATIONS ACTING BY REPRESENTATIVES	22
1~~8~~9.	DIRECTORS	~~19~~22
~~19~~20.	ALTERNATE DIRECTORS	23
2~~0~~1.	POWERS AND DUTIES OF DIRECTORS	2~~0~~3
2~~1~~2.	BORROWING POWERS	2~~1~~5
2~~2~~3.	PROCEEDINGS OF COMMITTEES	2~~2~~5
2~~3~~4.	APPOINTMENT AND RETIREMENT OF DIRECTORS	2~~2~~5
2~~4~~5.	DISQUALIFICATION AND REMOVAL OF DIRECTORS	2~~3~~7
2~~5~~6.	EXECUTIVE AND OTHER DIRECTORS	2~~4~~7
2~~6~~7.	DIRECTORS’ INTERESTS	2~~5~~8
2~~7~~8.	CONFLICTS OF INTEREST REQUIRING BOARD AUTHORISATION	~~8~~31
2~~8~~9.	PROCEEDINGS OF DIRECTORS	~~29~~32
~~29~~30.	SECRETARY	3~~0~~3
3~~0~~1.	MINUTES	34
3~~1~~2.	SEAL AND AUTHENTICATION OF DOCUMENTS	3~~1~~4
3~~2~~3.	DIVIDENDS	35
3~~3~~4.	RESERVES	3~~4~~7
3~~4~~5.	CAPITALISATION OF PROFITS	38

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~~35.~~	~~ACCOUNTS~~	~~35~~
~~36.~~	~~RECORD DATES~~ACCOUNTS	39
~~37.~~	RECORD DATES	39
3~~7~~8.	AUDIT	3~~6~~9
3~~8~~9.	NOTICES	3~~6~~9
~~39~~40.	UNTRACED SHAREHOLDERS	~~8~~41
4~~0~~1.	DESTRUCTION OF DOCUMENTS	~~39~~42
4~~1~~2.	WINDING-UP	43
4~~2~~3.	INDEMNITY	4~~0~~3
4~~3~~4.	INDEMNITY AGAINST CLAIMS IN RESPECT OF SHARES	4~~0~~3
4~~4~~5.	DERIVATIVE ACTIONS	4~~1~~4
4~~5~~6.	LOCK UP	4~~1~~4

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1.	PRELIMINARY

1.1	In these articles of association, the following words and expressions have the following meanings if not inconsistent with the subject or context:

“Auditors” means the auditors of the company from time to time;

“Board” means the board of directors present at a duly convened and quorate meeting or Directors at a duly authorised committee of Directors as the context requires;

“Business Day” means a day between Monday and Friday (excluding public holidays), inclusive, on which clearing banks are open in the City of London and New York;

“CA 2006” means Companies Act 2006 as amended or re-enacted from time to time; “Default Shares” has the meaning as ascribed to it regulation 10.1;

“Deferred Shares” means the deferred shares of USD 0.000000005 each in the capital of the company having the rights and being subject to the limitations and restrictions set out in regulation 11;

“Director” means a director from time to time of the company;

“Disenfranchisement Notice” means a notice served by the company on the holder of Default Shares in accordance with regulation 10.1;

“Dividend” means a dividend or bonus;

“elected ordinary shares” has the meaning as ascribed to it in regulation ~~32.12.6~~33.12.6;

“electronic facility” means a website, conference-call system or other device, system, procedure, method or facility providing an electronic means of attendance at and/or participation in a general meeting;

“excepted transfer” has the meaning as ascribed to it in regulation 10.7.3;

“executed” means any mode of execution including signed, sealed or authenticated in some other way;

“holder” means in relation to shares in the company, a member whose name is entered in the register of members as the holder of those shares;

“Listing” means the shares becoming listed or traded on a Regulated Market;

“Listing Rules” means the rules of any Regulated Market or other exchange to which shares of the company are admitted to trading with the company’s consent and any relevant listing authority, as applicable;

“member” means any holder for the time being of shares in the capital of the company of whatever class;

“month” means calendar month;

“Nasdaq” means any tier of the Nasdaq Stock Market operated by Nasdaq, Inc;

“Office” means the registered office for the time being and from time to time of the company;

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“Operator” means Euroclear UK & Ireland Limited or such other person as may for the time being be approved by HM Treasury as Operator under the Uncertificated Securities Regulations;

“Ordinary Shares” means the ordinary shares of $0.000~~1~~000005 each of the capital of the company;

“paid up” has the meaning includes credited as paid up;

“principal place” means the place specified as such in the notice of any general meeting of the company or, if only one place is given in the notice, that place;

“Regulated Market” means a regulated market as defined in the Financial Services and Markets Act 2000, the AIM market of the London Stock Exchange, the New York Stock Exchange, the NYSE Amex, Nasdaq or any similar securities exchange;

“Relevant Director” has the meaning ascribed to it in regulation ~~27.1~~28.1;

“relevant value” has the meaning ascribed to it in regulation ~~32.12.2~~33.12.2;

“Restricted Shares” has the meaning ascribed to it in regulation ~~45.1~~46.1;

“seal” means the common seal of the company;

“Secretary” means the secretary of the company and, subject to the provisions of the Statutes, includes an assistant or deputy secretary and any person appointed by the Directors to perform any of the duties of the secretary;

“Section 793 Notice” means a notice served by the company under section 793, CA 2006;

“Statutes” means CA 2006, and all other statutes and secondary legislation for the time being in force relating to companies to the extent that they apply to the company; and

“Uncertificated” means the Uncertificated Securities Regulations 2001 (SI Securities Regulations 2001/3755).

1.2	Where the context so requires, words denoting the singular include the plural and vice versa, words denoting the masculine gender include the feminine, and persons include corporations, partnerships, other incorporated bodies and all other legal entities, with the necessary adaptation.

1.3	Words and expressions defined in CA 2006 have the same meanings in these articles, unless the context otherwise requires.

1.4	Where these articles refer to a relevant system in relation to any share, the reference is to the system in which that share is a participating security at the relevant time.

1.5	Any reference to a provision of any statute, statutory instrument, note, order or regulation is construed as a reference to such provision as amended, modified, consolidated or re-enacted from time to time. References to applicable law shall include references to Listing Rules and the securities laws of the United States and subdivisions thereof as far as they apply to the company under their provisions or these articles.

1.6	References in these articles to a share being in uncertificated form are references to that share being an uncertificated unit of a security.

1.7	The headings are inserted for convenience and do not affect the construction of these articles.

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1.8	Subject to the Statutes and other applicable laws and Listing Rules, unless the context requires otherwise:

1.8.1	a “place” (for the holding of a meeting, the conduct of a poll, or any other purpose) may be a physical place or an electronic facility;

1.8.2	any reference to a “meeting” refers to a meeting convened and held in any manner permitted by these articles, including a general meeting of the company at which some or all persons participate in more than one physical places; and

1.8.3	the words participate, attend and present, their cognates and similar words shall be construed in accordance with the above provisions and regulation ~~13.4~~14.4.

2.	LIABILITY OF MEMBERS

The liability of members of the company is limited to the amount, if any, unpaid on the ~~Ordinary S~~shares held by them.

3.	SHARE CAPITAL AND VARIATION OF RIGHTS

3.1	The company’s share capital as at the date of adoption of these articles is divided into Ordinary Shares and Deferred Shares. Subject to the provisions of the Statutes and to the authority of the company in general meeting, the Board has unconditional authority to allot, grant options over, issue warrants to subscribe, offer or otherwise deal with or dispose of any shares of the company to such persons, at such times and generally on such terms and conditions as they may determine, including issuing shares with such preferred rights or deferred rights as resolved by the company in general meeting.

3.2	Subject to the provisions of the Statutes and to the authority of the company in general meeting, the company has power to purchase its own shares, including any redeemable shares.

3.3	When any shares are to be issued, the Board may vary the amount of calls to be paid and the time of payment of such calls as between the allottees of such shares.

3.4	If by the conditions of allotment of any share the whole or part of its issue price is payable by instalments, every such instalment will, when due, be paid to the company by the person who for the time being is the registered holder of the share.

3.5	The company may issue shares which are to be redeemed or are liable to be redeemed at the option of the company or the shareholders.

3.6	In addition to all other powers of paying commissions, the company may exercise the powers conferred by the Statutes of paying commissions to persons subscribing or procuring subscriptions for shares of the company, or agreeing so to do, whether absolutely or conditionally. Subject to the provisions of the Statutes and to any Listing Rules, any such commissions may be satisfied by the payment of cash or, by the allotment of fully or partly paid shares of the company or by any such combination. The company may also, on any issue of shares, pay such brokerage as may be lawful.

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3.7	Except as required by law, no person will be recognised by the company as holding any share upon any trust, and except only as otherwise provided by these articles or as required by law or under an order of a court of competent jurisdiction, the company will not be bound by or recognise any equitable, contingent, future or partial interest in any share, or any interest in any fraction or part of a share, or any other right in respect of any share, except an absolute right to the entirety of it in the registered holder.

3.8	Subject to the Statutes and to regulation 3.1, if at any time the capital of the company is divided into different classes of shares, all or any of the rights or privileges attached to any class may be varied or abrogated either in such manner, if any, as may be provided by such rights, or in the absence of any such provision, with the consent in writing of the holders of at least three fourths of the nominal value of the issued shares of that class (excluding any shares of that class held as treasury shares), or with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class, but not otherwise.

3.9	All the provisions of these articles relating to general meetings of the company, or to the proceedings at them, and the provisions of sections 284, 307 and 310, CA 2006 apply to every such separate meeting referred to in regulation 3.8, with any necessary modifications, except that the necessary quorum at any such meeting other than an adjourned meeting will be one or more persons present holding or representing by proxy at least one third in nominal value of the issued shares of the class in question (excluding any shares of that class held as treasury shares). The quorum at an adjourned meeting will be one person holding shares of the class in question or his proxy. Any holder of shares of the class in question present in person or by proxy may demand a poll.

3.10	The creation or issue of shares ranking equally with or subsequent to the shares of any class will not, unless otherwise expressly provided by these articles or the rights attached to such shares as a class, be deemed to be a variation of the rights of such shares.

4.	CERTIFICATES AND SHARES

4.1	Every person, other than a person in respect of whom the company is not required by law to complete and have ready for delivery a certificate by virtue of section 778, CA 2006 whose name is entered as a member in the Register is entitled, without payment, to one certificate for all the shares of each class for the time being held by him or, upon payment of such reasonable out-of-pocket expenses as the Board may from time to time determine for every certificate after the first, to several certificates, each for one or more of his shares.

4.2	Every certificate will:

4.2.1	be issued within two months after allotment or the lodgement with the company of the transfer of the shares, not being a transfer which the company is for any reason entitled to refuse to register and does not register, unless the conditions of issue of such shares otherwise provide or except as exempted by virtue of section 778, CA 2006;

4.2.2	be issued under the official seal kept by the company by virtue of section 50, CA 2006 or otherwise in accordance with the Statutes and as the Board may, by resolution decide, either generally or in relation to any specific case or cases; and

4.2.3	specify the number and class and distinguishing numbers, if any, of the shares to which it relates, and the amount paid up on them.

4.3	The company is not bound to register more than four persons as the joint holders of any share or shares, except in the case of executors or trustees of a deceased member. In the case of a share held jointly by several persons, the company is not bound to issue more than one certificate for it. Delivery of a certificate for a share to one of several joint holders will be sufficient delivery to all.

6

4.4	Where a member transfers part of his holding of shares, he will be entitled to a certificate for the balance of his holding without charge.

4.5	Share certificates and certificates for debentures and, subject to the provisions of any instrument constituting or securing them, certificates issued under the official seal kept by the company by virtue of section 50, CA 2006, need not be signed or countersigned, or the signatures may be affixed to them by such mechanical means as may be determined by the Board.

4.6	If a share certificate is lost, destroyed, defaced or worn out, it will be renewed and, in case of loss or destruction, on such terms, if any, as to evidence an indemnity as the Board thinks fit, and, in case of defacement or wearing out, on delivery to the company of the old certificate.

4.7	The company will not make any charge for any certificate issued under regulation 4.6 but will be entitled to charge for any exceptional out-of-pocket expenses it incurred relating to the issue of any new certificate.

5.	UNCERTIFICATED SHARES

5.1	Under and subject to the Uncertificated Securities Regulations, the Board may permit title to shares of any class to be evidenced otherwise than by certificate and ~~J~~ title to shares of such a class to be transferred by means of a relevant system and may make arrangements for a class of shares (if all shares of that class are in all respects identical) to become a participating class. Title to shares of a particular class may only be evidenced otherwise than by a certificate where that class of shares is at the relevant time a participating class. The Board may also, subject to compliance with the Uncertificated Securities Regulations, determine at any time that title to any class of shares may from a date specified by the Board no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular relevant system.

5.2	In relation to a class of shares which is a participating class and for so long as it remains a participating class, no provision of these articles shall apply or have effect to the extent that it is inconsistent in any respect with:

5.2.1	the holding of shares of that class in uncertificated form;

5.2.2	the transfer of title to shares of that class by means of a relevant system; or

5.2.3	any provision of the Uncertificated Securities Regulations; and, without prejudice to the generality of this article, no provision of these articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator so long as that is permitted or required by the Uncertificated Securities Regulations, of an Operator register of securities in respect of that class of shares in uncertificated form.

5.3	Shares of a class which is at the relevant time a participating class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the Uncertificated Securities Regulations.

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5.4	If, under these articles or the Statutes, the company is entitled to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over an uncertificated share, then, subject to these articles and the Statute, such entitlement shall include the right of the Board to:

5.4.1	require the holder of the uncertificated share by notice in writing to change that share from uncertificated to certificated form within such period as may be specified in the notice and keep it as a certificated share for as long as the Board requires;

5.4.2	appoint any person to take such other steps, by instruction given by means of a relevant system or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be as -effective as if they had been taken by the registered holder of that share; and

5.4.3	take such other action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share.

5.5	Unless the Board determines otherwise, shares which a member holds in uncertificated form shall be treated as separate holdings from any shares which that member holds in certificated form but a class of shares shall not be treated as two classes simply because some shares of that class are held in certificated form and others in uncertificated form.

5.6	Unless the Board determines otherwise or the Uncertificated Securities Regulations require otherwise, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares.

5.7	The company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the Uncertificated Securities Regulations and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the company in reliance on such assumption. Any provision of these articles which requires or envisages that action will be taken in reliance on information contained in the register of members shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

6.	CALLS ON SHARES

6.1	The Board may, subject to the provisions of these articles and to any conditions of allotment, from time to time make calls upon the members in respect of any money unpaid on their shares, whether on account of the nominal value of the shares or by way of premium. Each member will, subject to being given at least 14 days’ notice specifying the time or times and place of payment, pay to the company at the time or times and place so specified the amount called on his shares.

6.2	A call may be payable by instalments and may be postponed or wholly revoked or in part revoked, as the Board may determine.

6.3	A call will be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

6.4	The joint holders of a share are jointly and severally liable to pay all calls in respect of it and any one of such persons may give effective receipts for any return of capital payable in respect of such shares.

6.5	If by the terms of any admission document, prospectus, listing particulars or any other document relating to an issue of shares in the company or by the conditions of allotment, any amount is payable in respect of any shares by instalments, every such instalment will be payable as if it were a call duly made by the Board of which due notice had been given.

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6.6	If a sum called in respect of a share is not paid before or on the day appointed for its payment, the person from whom the sum is due must pay interest on the sum at such rate as may be fixed by the terms of allotment of the share or, if no rate is fixed, at the appropriate rate, as defined by section 592, CA 2006, from the day appointed for its payment to the time of actual payment. The Board is at liberty to waive payment of such interest wholly or in part.

6.7	Any sum which by or pursuant to the terms of issue of a share becomes payable upon allotment or at any fixed date, whether on account of the amount of the share or by way of premium, will for all the purposes of these articles be deemed to be a call duly made and payable on the date on which, by or pursuant to the terms of issue, it becomes payable. In case of non payment, all the relevant provisions of these articles as to payment of interest, forfeiture or otherwise apply as if such sum had become payable by virtue of a call duly made and notified.

6.8	The Board may make arrangements on the issue of shares for a difference between the holders in the amount of calls to be paid and in the times of payment.

6.9	The Board may receive from any member willing to advance it all or any part of the money unpaid upon the shares held by him, beyond the sums actually called up on them, as a payment in advance of calls, and such payment in advance of calls will extinguish, so far as they extend, the liability upon the shares in respect of which it is advanced. The company may pay interest upon the money so received, or so much of it as from time to time exceeds the amount of the calls then made upon the shares in respect of which it has been received, at such rate as the member paying such sum and the Board agree. Any such payment in advance will not entitle the holder of the shares in question to participate in any dividend in respect of the amount advanced.

7.	TRANSFER OF SHARES

7.1	Any member may transfer any of his certificated shares by instrument of transfer in any usual form or in such other form as the Board approves. The instrument must be executed by or on behalf of the transferor and (except in the case of a share which is fully paid up) by or on behalf of the transferee but need not be under seal. The transferor is deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it. Transfers of shares in uncertificated form will be effected by means of the relevant system in accordance with the Statutes, these articles and any resolution of the Board taken in compliance with the relevant Listing Rules applicable to the company’s shares.

7.2	Subject to regulation 4, the Board may refuse to register a transfer or a certified share unless the instrument of transfer:

7.2.1	is in respect of only one class of shares;

7.2.2	is in favour of not more than four joint transferees;

7.2.3	is duly stamped (if required);

7.2.4	is in compliance with all applicable rules and regulations; and

7.2.5	is lodged at the Office or such other place as the Board may decide accompanied by the certificate for the shares to which it relates (except in the case of a transfer by a recognised person to whom no certificate was issued) and such other evidence (if any) as the Board may reasonably require to prove the title of the transferor and the due execution by him of the transfer or, if the transfer is executed by some other person on his behalf, the authority of that person to do so.

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7.3	The Board may in its absolute discretion and without giving any reasons, refuse to register any transfer of a certificated share which is not fully paid, but this discretion may not be exercised in such a way as to prevent dealings in the shares from taking place on an open and proper basis.

7.4	The Board may, in circumstances permitted by the Listing Rules, disapprove the transfer of a certificated share if the exercise of such power does not disturb the market in the shares.

7.5	The Board may refuse to register the transfer of an uncertificated share in any circumstances permitted by law if the exercise of such power does not disturb the market in the shares. Where the Listing Rules do not authorise the Board to refuse to register a transfer, than the Board shall have no such authority.

7.6	If the Board refuses to register a transfer of any share it must send to the transferee a notice of such refusal within whichever of the following periods is the shorter:

7.6.1	the time required by the Listing Rules; and

7.6.2	two months after the date on which the transfer was lodged with the company.

7.7	No fee will be charged for the registration of a transfer or other document relating to or affecting the title to any share or for making any entry in the Register affecting the title to any share.

7.8	Subject to regulation ~~40~~41, all instruments of transfer which are registered may be retained by the company but any instrument of transfer which the Board refuses to register will (except in the case of suspected fraud) be returned to the person depositing it when notice of the refusal is given.

8.	FORFEITURE OF SHARES

8.1	If a member fails to pay any call or instalment of a call before or on the date appointed for its payment the Board may, at any time after that date, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued on it and all expenses incurred by the company by reason of such non payment.

8.2	The notice will name a further date, not earlier than 14 days from the date of its service, on or before which, and the place where, the payment required by the notice is to be made, and will state that, in the event of non payment on or before the date, and at the place appointed, the shares on which the call was made will be liable to be forfeited.

8.3	If the requirements of any such notice are not complied with, any share in respect of which it has been given may at any time before payment of all calls, interest and expenses due in respect of it has been made, be forfeited by a resolution of the Board. Such forfeiture will include all dividends which have been declared on the forfeited shares and not actually paid before the forfeiture.

8.4	When any share has been forfeited, notice of the forfeiture will be served upon the person who was before forfeiture the holder of it, but no forfeiture will be in any manner invalidated by any omission to give such notice. Subject to the provisions of the Statutes, any share so forfeited will become the property of the company, no voting rights may be exercised in respect of it and the Board may within three years of such forfeiture sell, re-allot, or otherwise dispose of it in such manner as they think fit, either to the person who was before the forfeiture its holder, or to any other person, and either with or without any past or accruing dividends, and in the case of re-allotment, with or without any money paid on it by the former holder being credited as paid up on it. Any share not so disposed of within a period of three years from the date of its forfeiture will be cancelled in accordance with the provisions of the Statutes.

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8.5	The Board may at any time, before any share so forfeited has been cancelled or sold, re-allotted or otherwise disposed of, annul the forfeiture upon such conditions as they think fit.

8.6	A person whose shares have been forfeited ceases to be a member in respect of the forfeited shares and must, if the shares are certificated shares, surrender to the company the certificate for them. That person remains liable to pay to the company all money which at the date of forfeiture was payable by him to the company in respect of the shares and interest on them in accordance with regulation 6.6, and the Board may enforce payment without any allowance for the value of the shares at the time of forfeiture.

8.7	A statutory declaration by a Director or the Secretary that a share has been duly forfeited on a date stated in the declaration, is conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. Such declaration and the receipt by the company of the consideration, if any, given for the share on its sale, re-allotment or disposal, together with the certificate, if any, for the share delivered to a purchaser or allottee of it, subject to the execution of a transfer if so required, constitutes a good title to the share. Where a forfeited share held in uncertificated form is to be transferred to any person, the Board may exercise any of the company’s powers to effect the transfer of the share to that person. The company may receive any consideration for the share on its disposal. The person to whom the share is sold, re-allotted or disposed of will be registered as its holder and will not be bound to see to the application of any consideration, nor will his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale, re-allotment or disposal of the share.

8.8	The Board may accept the surrender of any share liable to be forfeited under these articles and in any such case any reference in these articles to forfeiture includes surrender.

9.	TRANSMISSION OF SHARES

9.1	If a member dies, the survivors or survivor (where the deceased was a joint holder) and the executors or administrators of the deceased (where he was a sole or only surviving holder) are the only persons recognised by the company as having any title to his interest in the shares. Nothing in this regulation will release the estate of a deceased joint holder from any liability in respect of any share jointly held by him.

9.2	Except as provided in these regulations, any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon producing such evidence as to his title as may be required by the Board and subject to any provisions contained within the Listing Rules, elect either to be registered himself as the holder of the share or to have some person nominated by him registered as its holder.

9.3	If the person becoming entitled by transmission to a certificated share elects to be registered himself, he must deliver or send to the company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, and the share is a certificated share, he must signify his election by signing a transfer of the share in favour of that person. If the person elects to be registered or have another person registered, and the share is an uncertificated share, he must take any action as the Board may require including, without limitations, the execution of any document and the giving of any instruction by means of a relevant system to enable himself or that other person to be registered as the holder of the share. All the limitations, restrictions and provisions of these regulations relating to the right to transfer and the registration of transfers of shares apply to any such notice or transfer as if the death or bankruptcy of the member had not occurred and the notice or transfer were a transfer signed by such member.

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9.4	A person becoming entitled to a share in consequence of the death or bankruptcy of a member will, upon supply to the company of such evidence as the Board may reasonably require as to his title to the share, be entitled to receive and may give a discharge for all benefits arising or accruing on or in respect of the share, but he will not be entitled in respect of that share to receive notices of or to attend or vote at meetings of the company, or, except as previously stated, to any of the rights or privileges of a member until he has become a member in respect of the share. The Board may at any time give notice requiring any such person who is the holder of a fully paid up share to elect either to be registered himself or to transfer the share and, if within 60 days the notice is not complied with, such person will be deemed to have elected to be registered as a member in respect of the share and may be registered accordingly.

10.	DISCLOSURE OF INTERESTS IN SHARES

10.1	Where the company serves a Section 793 Notice on a member, or another person whom the company knows or has reasonable cause to believe to be interested in shares held by that member, and the member or other person fails in relation to any such shares including any shares issued to such member after the date of the Section 793 Notice in respect of those shares (“Default Shares”) to give the company the information required within 14 days following the date of service of the Section 793 Notice, the Board may serve a Disenfranchisement Notice on the holder of such Default Shares.

10.2	Upon service of a Disenfranchisement Notice on a holder the sanctions set out in regulations 10.3 and 10.4 apply, unless the Board otherwise determines.

10.3	The Member is not entitled in respect of the Default Shares to be present or to vote (either in person or by proxy) at a general meeting or at a separate meeting of the holders of a class of shares or on a poll or to exercise other rights conferred by membership in relation to the meeting or poll.

10.4	Where the Default Shares represent at least 0.25 per cent. in nominal value of the issued shares of their class (calculated exclusive of any shares held as treasury shares):

10.4.1	a dividend (or any part of a dividend) or other amount payable in respect of the Default Shares will be withheld by the company and no interest will be payable on it, and the member is not entitled to elect, under regulation ~~32.12~~33.12, to receive shares instead of a dividend; and

10.4.2	no transfer of any of the Default Shares will be registered unless:

(a)	the transfer is an excepted transfer; or

(b)	the member is not himself in default in supplying the information required and proves to the satisfaction of the Board that no person in default in supplying the information required is interested in any of the relevant shares;

10.4.3	the registration of the Transfer is regulated by any regulations binding on the company in respect of uncertificated shares.

10.5	The sanctions under regulations 10.1 to 10.4 cease to apply seven days after the earlier of receipt by the company of:

10.5.1	notice of registration of an excepted transfer, in relation to the Default Shares; and

10.5.2	all information required by the Section 793 Notice, in a form satisfactory to the Board, in relation to any Default Shares.

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10.6	Where the company issued a Section 793 Notice to another person on the basis of information obtained from a member in respect of a share held by the member, it must at the same time send a copy of the Section 793 Notice to the member, but the accidental omission to do so, or the non receipt by the member of the copy, does not invalidate or otherwise affect the application of regulations 10.1 to 10.4.

10.7	For the purpose of regulations 10.1 to 10.6:

10.7.1	“interested” has the meaning given to it in sections 820 to 825, CA 2006;

10.7.2	reference to a person having failed or defaulted to give the company the information required by a Section 793 Notice, includes:

(a)	reference to his having failed or refused to give all or any part of it; and

(b)	reference to his having given information which he knows to be false in a material particular or having recklessly given information which is false in a material particular;

10.7.3	“excepted transfer” means, in relation to shares held by a member:

(a)	a transfer pursuant to acceptance of a takeover bid for the company as defined in regulation 2 of the Takeovers Directive (no. 2004/25/EC);

(b)	a transfer in consequence of a sale made through a recognised investment exchange (as defined in the Financial Services and Markets Act 2000) or another stock exchange outside the United Kingdom on which shares in the capital of the company are normally traded; or

(c)	a transfer which is shown to the satisfaction of the Board to be made in consequence of a bona fide sale of the whole of the beneficial interest in the shares to a person who is unconnected with the member and with any other person appearing to be interested in the shares.

10.8	Regulations 10.1 to 10.7 are in addition to and without prejudice to the Statutes.

11.	DEFERRED SHARES

11.1	All Deferred Shares will have the rights and be subject to the limitations and restrictions set out in this regulation 11 as well as such further rights, limitations and restrictions (not being inconsistent with those set out in this regulation) as may be determined by the Board before their allotment. The Deferred Shares will rank pari passu with each other as one class of shares.

11.2	On a return of capital on a winding up, there shall be paid to the holders of the Deferred Shares an amount equal to the amount credited as paid up on them, which will be paid only after the holders of all Ordinary Shares then in issue have received in cash or specie USD 10,000,000 for every USD 1.00 credited as paid up on the Ordinary Shares.

11.3	The holders of the Deferred Shares will not be entitled to receive any other return of capital or any dividend or distribution declared, made or paid and will have no further right of participation in the assets of the company.

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11.4	Except as required by applicable law, the holders of the Deferred Shares will not be entitled to receive notice of, nor attend or speak or vote at, any general meeting of the company. The company will have the irrevocable authority to appoint a single holder or any other person on behalf of all holders of Deferred Shares to exercise any vote to which holders of Deferred Shares may be entitled in any circumstances or for any other matter connected to the Deferred Shares.

11.5	No Deferred Share will be transferable at any time other than pursuant to regulation 11.7 or with the prior written consent of the Board. The Board will have the right to refuse to register any transfer undertaken without its prior written consent. A holder will not be entitled to receive a share certificate in respect of any Deferred Shares, except as required by applicable law.

11.6	The rights attached to the Deferred Shares will not be deemed to be varied or abrogated by: the creation, allotment or issue of any new shares ranking in priority to, pari passu with or subsequent to them; any amendment or variation of the rights of any other class of shares of the company; the company reducing its share capital; or the surrender, purchase or cancellation of any share, whether or not a Deferred Share.

11.7	The company has the irrevocable authority to authorize and instruct any person appointed for the purpose as agent for all the holders of Deferred Shares to execute on behalf of those holders a transfer of the Deferred Shares and/or an agreement to transfer and/or sell them to the company or any other person and such other documents as the Board may consider necessary or desirable in connection with such a transfer and/or purchase, in each case without obtaining the sanction of any of those holders, and for no consideration or such consideration as the Board may determine (which may be an aggregate payment of USD 0.01 in respect of the aggregate number of Deferred Shares being transferred or purchased by all holders). The company has the irrevocable authority to cancel any Deferred Share in accordance with the Statutes without making any payment to the holder.

12.	~~11.~~ INCREASE OF CAPITAL

12.1	~~11.1~~ The company may from time to time by ordinary resolution increase its capital by such sum, to be divided into shares of such amounts and carrying such rights, as the resolution may prescribe.

12.2	~~11.2~~ All new shares are subject to the provisions of these articles with reference to payment of calls, transfer, transmission and otherwise. Unless otherwise provided by these articles, by the resolution creating the new shares or by the conditions of issue, the new shares will upon issue be Ordinary Shares.

13.	~~12.~~ ALTERATION OF CAPITAL

13.1	~~12.1~~ The company may by ordinary resolution:

13.1.1	~~12.1.1~~ consolidate and divide all or any of its share capital into shares of larger nominal value than its existing shares;

13.1.2	~~12.1.2~~ subdivide its shares, or any of them, into shares of smaller nominal value subject nevertheless to the Statutes, and reclassify them, and so that the resolution by which any share is subdivided may determine that, as between the holders of the shares resulting from such subdivision, one or more of the shares may have any such preferred or other special rights over or may have such deferred rights or be subject to any such restrictions as compared with the others as the’ company has power to attach to new shares; and

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13.1.3	~~12.1.3~~ cancel any shares which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any person, and diminish the amount of its share capital by the amount of the shares so cancelled.

13.2	~~12.2~~ The company may from time to time by special resolution reduce its share capital, any redenomination reserve, capital redemption reserve or share premium ‘account, and (if permitted by the Statutes) any other non distributable reserves in any manner authorised by the Statutes and diminish the amount of its share capital by the amount of the shares so cancelled.

13.3	~~12.3~~ If any shares are consolidated or consolidated and then divided, the Board has power to deal with any fractions of shares which result. If the Board decides to sell any shares representing fractions, it can do so for the best price reasonably obtainable and distribute the net proceeds of sale among members in proportion to their fractional entitlements or, subject to the applicable law, retain those proceeds for the benefit of the company. The Board can arrange for any shares representing fractions to be entered in the register of members as certificated shares if they consider that this makes it easier to sell them. The Board may sell those shares to anyone, including the company if the Statutes allow, and may authorise any person to transfer or deliver the shares to the buyer or in accordance with the buyer’s instructions. The buyer shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the sale.

14.	~~13.~~ GENERAL MEETINGS

14.1	~~13.1~~ Subject to the provisions of the Statutes, the annual general meeting will be held at such time and place or places as the Board may determine, any of which may be electronic facilities, and the Board may determine that the meeting will be hold solely by means of one or more such electronic facilities, with no physical place.

14.2	~~13.2~~ The Board may call a general meeting whenever they think fit, and must do so when required under Chapter 3, CA 2006 or under the Listing Rules and in accordance thereof. General meetings must also be convened on such requisition, or in default may be convened by such requisitionists or by court order, as provided by section 305, CA 2006 or under the Listing Rules, and in accordance thereof.

14.3	~~13.3~~ In the case of any general meeting the Board or the chairman of the meeting may (in the notice of the meeting or subsequently, notwithstanding the specification in the notice of the general meeting) make arrangements for simultaneous attendance and participation at other places by members and proxies entitled to attend the general meeting, whether for convenience or because any such persons are excluded from the principal place due to lack of space. Such arrangements for simultaneous attendance at the meeting may include arrangements regarding the level of attendance at the other places but they must operate so that any members and proxies excluded from attendance at the principal place are able to attend at one of the other places. So as to facilitate the organisation and administration of any general meeting to which such arrangements apply, the Board may arrange for the issue of tickets, on a basis intended to afford to all members and proxies entitled to attend the meeting an equal opportunity of being admitted to the principal place, or impose some other random means of selection or otherwise as it, in its absolute discretion, considers appropriate. The Board may from time to time vary any such arrangements or make new arrangements in their place and the entitlement of any member or proxy to attend a general meeting at the principal place will be subject to such arrangements as are, for the time being, in force whether stated in the notice of the meeting to apply to that meeting or notified to the members concerned subsequent to the despatch of the notice of the meeting.

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14.4	~~13.4~~ Any general meeting will be duly constituted and its proceedings valid for so long as the chairman is satisfied that facilities are available, at each of the places at which persons are permitted by the Board in accordance with these articles to be present, to enable each member attending the meeting (by whatever means) to:

14.4.1	~~13.4.1~~ participate in the business of the meeting;

14.4.2	~~13.4.2~~ hear all the people who speak at the meeting;

14.4.3	~~13.4.3~~ be heard by all other people attending and participating in the meeting; and

14.4.4	~~13.4.4~~ exercise any right to vote on any resolution at the meeting so that his vote can be taken into account in deciding whether or not that resolution is passed.

A person who participates at any of those places shall be deemed for all purposes of the Statutes and these articles to be present or in attendance at, counted in the quorum for, and entitled to participate in the business of, the general meeting to the same extent as he would have been had he been physically present in the same location as the chairman of the meeting.

14.5	~~13.5~~ All persons seeking to attend or participate in a general meeting by way of an electronic facility shall be responsible for maintaining adequate facilities to enable them to do so. Subject only to the right for the chairman to adjourn a meeting in accordance with regulation ~~15.6~~16.6, any inability of any number of persons to attend or participate in a general meeting shall not invalidate the proceedings of that meeting.

14.6	~~13.6~~ For the purpose of these articles, any general meeting will be treated as being held and taking place at the principal place unless the notice of meeting says otherwise or the chairman of the meeting decides otherwise.

15.	~~14.~~ NOTICE OF GENERAL MEETINGS

15.1	~~14.1~~ Subject to the provisions of section 307, CA 2006, an annual general meeting must be called by at least 21 days’ notice, and all other general meetings must be called by at least 14 days’ notice. The notice is exclusive of the day on which it is served, or deemed to be served, and of the day for which it is given.

15.2	~~14.2~~ Every notice must specify the principal place, any other place at which members or proxies are to be permitted to be present, the day and the time of meeting, the general nature of the business to be conducted and such other information as is required by law, and in the case of an annual general meeting, must specify the meeting as such. For any of those places that is an electronic facility, the notice shall specify the means of attendance and participation and any known access, identification and security requirements in accordance with regulation ~~15.1~~16.1.

15.3	~~14.3~~ Notices must be given in the manner stated in these articles to all the members holding legal title to shares held by the members, other than those who under the provisions of these articles or under the rights attached to the shares held by them are not entitled to receive the notice, to each of the Directors and to the auditors.

15.4	~~14.4~~ Notwithstanding that it is called by shorter notice than that specified in regulation ~~14.1~~15.1, a meeting of the company is deemed to have been duly called if it is so agreed:

15.4.1	~~14.4.1~~ in the case of a meeting called as an annual general meeting, by all the members entitled to attend and vote at it; or

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15.4.2	~~14.4.2~~ in the case of any other meeting, by a majority in number of the members having a right to attend and vote at the meeting, being a majority together holding not less than 95 per cent. in nominal value of the shares giving that right (excluding any shares held as treasury shares).

15.5	~~14.5~~ If the Board, in its absolute discretion, considers that it is impractical or unreasonable for any reason to hold a general meeting on the date or at the time or place (or places) specified in the notice calling the general meeting, it may postpone the general meeting to another date, time and/or place (or places).

15.6	~~14.6~~ The accidental omission to give notice of a meeting or resolution or to send any notification when required by the Statutes or these articles relating to the publication of a notice of meeting on a website or (in cases where proxies are sent out with the notice) the accidental omission to send a proxy to, or the non receipt of any such notice, resolution, notification or proxy by, any person entitled to receive it will not invalidate the proceedings at that meeting.

15.7	~~14.7~~ In every notice calling a meeting of the company or any class of the members of the company, there will appear with reasonable prominence a statement that a member entitled to attend and vote is entitled to appoint one or more proxies to exercise all the member’s rights and to attend, speak and vote instead of him, and that a proxy need not also be a member.

15.8	~~14.8~~ Where special notice of a resolution is required by any provision contained in CA 2006, the resolution is not effective unless notice of the intention to move it has been given to the company not fewer than 28 days, or such shorter period as CA 2006 permits, before the meeting at which it is moved, and the company must give to its members notice of any such resolution as required by and in accordance with the provisions of CA 2006.

15.9	~~14.9~~ It is the duty of the company, subject to the provisions of CA 2006, on the requisition in writing of such number of members as is specified in CA 2006 and, unless the company otherwise resolves, at the expense of the requisitionists:

15.9.1	~~14.9.1~~ to give to members entitled to receive notice of the next annual general meeting notice of any resolution which may properly be moved and is intended to be moved at that meeting; and

15.9.2	~~14.9.2~~ to circulate to members entitled to have notice of any general meeting sent to them, a statement of not more than 1,000 words with respect to the matter referred to in any proposed resolution or the business to be dealt with at that meeting.

16.	~~15.~~ PROCEEDINGS AT GENERAL MEETINGS

16.1	~~15.1~~ The Board or the chairman of the meeting may direct that members or proxies wishing to attend any general meeting must comply with such requirements as they or he consider appropriate in the circumstances for the purpose of ensuring the security and orderly operation of the meeting, including (a) in the case of physical attendance at the meeting, identification and searches and (b) in the case of attendance by means of an electronic facility, measures to identify those taking part and ensure the integrity and stability of the electronic facility (including any voting facility). The Board or the chairman may, in their or his absolute discretion, refuse entry to, or eject from, a general meeting any person who fails to comply with these requirements.

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16.2	~~15.2~~ No business may be transacted at any general meeting unless a quorum is present. Except as otherwise provided in these articles, two persons entitled to vote at the meeting each being a member or a proxy for a member or a representative of a corporation which is a member, duly appointed as such in accordance with the Statutes, holding in the aggregate at least one-third (33 1/3 per cent.) of the company’s outstanding share capital, shall constitute a quorum. If at any time the company only has one member, such member in person, by proxy or if a corporation by its representative, shall constitute a quorum.

16.3	~~15.3~~ If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened on the requisition of, or by, members, will be dissolved. In any other case, it will stand adjourned to the same day in the next week at the same time and place (or places), or to such other day and at such other time and place (or places) as the Board may determine.

16.4	~~15.4~~ If, at such adjourned meeting, a quorum is not present within 15 minutes from the time appointed for holding the meeting, the member or members present in person or by proxy and entitled to vote will have power to decide upon all matters which could properly have been disposed of at the meeting as originally convened. When a meeting is adjourned for 30 days or more, the company must give at least seven clear days’ notice, specifying the place (or places), the day and the time of the adjourned meeting and that the member or members present will form a quorum, but, subject to the Statutes, it will not be necessary for the notice to give any details of the business to be transacted at the adjourned meeting. Except as stated, it will not be necessary to give any notice of an adjournment.

16.5	~~15.5~~ The chairman, if any, of the Board, or in his absence some other Director nominated by the chairman in writing, will preside as chairman at every general meeting of the company, but if at any meeting neither the chairman nor such other Director is present within 15 minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present may choose some Director present to be chairman, or if no Director is present, or if all the Directors present decline to take the chair, the members present may choose some member present to be chairman.

16.6	~~15.6~~ The chairman may, with the consent of any meeting at which a quorum is present, and must if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally convened. If it appears to the chairman that the facilities or security at any place at which persons are permitted by the Board in accordance with these articles to be present at the meeting are inadequate for the purposes referred to in regulation ~~13.4~~14.4, or that an adjournment is otherwise necessary so that the business of the meeting may be properly conducted, the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting.

16.7	~~15.7~~ At any general meeting, a resolution put to the vote of the meeting is decided on a show of hands, unless before or upon the declaration of the result of the show of hands a poll is demanded:

16.7.1	~~15.7.1~~ by the chairman; or

16.7.2	~~15.7.2~~ by not fewer than five members present in person or by proxy and entitled to vote at the meeting; or

16.7.3	~~15.7.3~~ by a member or members representing not less than one tenth of the total voting rights of all the members having the right to vote at the meeting; or

16.7.4	~~15.7.4~~ by a member or members holding shares of the company conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to not less than one tenth of the total sum paid up on all the shares conferring that right.

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16.8	~~15.8~~ Unless a poll is so demanded, a declaration by the chairman that a resolution has been carried, or carried unanimously or by a particular majority, or lost, or not carried by a particular majority, and an entry to that effect in the book containing the minutes of the proceedings of general meetings of the company is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

16.9	~~15.9~~ The instrument appointing a proxy to vote at a meeting is deemed also to confer authority to demand or join in demanding a poll and to vote on a poll on the election of a chairman and on a motion to adjourn a meeting. For the purposes of regulation ~~15.7~~16.7, a demand by a person as proxy for a member is the same as a demand by the member.

16.10	~~15.10~~ If any votes are counted which ought not to have been counted or might have been rejected, or if any votes are not counted which ought to have been counted, the error will not vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment of it, and it is in the opinion of the chairman of the meeting of sufficient magnitude to vitiate the result of the voting.

16.11	~~15.11~~ In the case of a resolution duly proposed as a special resolution no amendment, other than an amendment to correct a patent error, may be considered or voted upon. In the case of a resolution duly proposed as an ordinary resolution, no amendment, other than an amendment to correct a patent error, may be considered or voted upon unless, either at least 48 hours prior to the time appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed notice in writing of the terms of the amendment and intention to move it is lodged at the Office, or the chairman, in his absolute discretion, decides that it may be considered or voted upon. If an amendment is proposed to any resolution under consideration but is ruled out of order by the chairman of the meeting the proceedings on the substantive resolution will not be invalidated by any error in such ruling.

16.12	~~15.12~~ Subject to the provisions of regulation ~~15.13~~16.13, if a poll is duly demanded, it will be taken in such manner as the chairman may direct, including the use of ballot or voting papers or tickets, and the result of a poll will be deemed to be the resolution of the meeting at which the poll was demanded. The chairman may, in the event of a poll, appoint scrutineers, who need not be members, and may fix some place (or places) and time for the purpose of declaring the result of the poll.

16.13	~~15.13~~ A poll demanded on the election of a chairman or on a question of adjournment must be taken immediately. A poll demanded on any other question must be taken immediately or at such time and place (or places) as the chairman directs, not being more than 30 days from the date of the meeting or the adjourned meeting at which the poll was demanded. No notice need be given of a poll not taken immediately if the time and place (or places) at which it is to be taken are announced at the meeting at which it is demanded. In any other case, at least seven days’ notice must be given specifying the time and place (or places) at which the poll is to be taken.

16.14	~~15.14~~ In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded is entitled to a further or casting vote.

16.15	~~15.15~~ The demand for a poll will not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded.

16.16	~~15.16~~ A demand for a poll may, before the poll is taken, be withdrawn but only with the consent of the chairman, and a demand so withdrawn will not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn with the consent of the chairman, the meeting will continue as if the demand had not been made.

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17.	~~16.~~ VOTES OF MEMBERS

17.1	~~16.1~~ Subject to any special rights or restrictions as to voting attached to any share by or in accordance with these articles, every member entitled to vote, whether personally present at a meeting or represented by one or more duly appointed proxies or one or more duly authorised corporate representatives, has one vote on both a show of hands and on a vote by poll for each share of which he is the holder. Voting shall be on a count of votes. The Board may determine the right to vote at a meeting by reference to the register of members as at a time determined by the Board that is not more than 48 hours (or such longer period as may be allowed by the Statutes) before the time for the holding of the meeting.

17.2	~~16.2~~ In the case of joint holders of a share, the person whose name appears first in the Register is entitled, to the exclusion of the other joint holders, to vote, whether in person or by proxy, in respect of the share.

17.3	~~16.3~~ A member who is a patient within the meaning of the Mental Health Act 1983 may vote, whether on a show of hands or on a poll, by his receiver, curator bonis, or other person appointed by such court (who may on a poll vote by proxy) provided that such evidence as the Board may require of the authority of the person claiming to vote has been deposited at the Office not fewer than 48 hours before the time for holding the meeting or adjourned meeting at which such person claims to vote.

17.4	~~16.4~~ No member is entitled to be present or to be counted in the quorum or vote, either in person or by proxy, at any general meeting or at any separate meeting of the holders of a class of shares or on a poll or to exercise other rights conferred by membership in relation to the meeting or poll, unless all calls or other monies due and payable in respect of the member’s share or shares have been paid. This restriction ceases on payment of the amount outstanding and all costs, charges and expenses incurred by the company by reason of non payment.

17.5	~~16.5~~ The company shall not be obliged to ascertain whether a proxy or representative of a corporation has voted in accordance with a member’s instructions and the failure of a proxy or representative so to do shall not vitiate the decision of the meeting on any resolution. No objection may be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or cast, and every vote not disallowed at such meeting will be valid for all purposes. Any such objection made in due time will be referred to the chairman of the meeting, whose decision is final, binding and conclusive.

17.6	~~16.6~~ On a poll, votes may be given either in person or by proxy and a member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

17.7	~~16.7~~ Any person, whether a member or not, may be appointed to act as a proxy. A member may appoint more than one proxy to attend the same meeting so long as each proxy is appointed to exercise the rights attached to a different share or shares held by that member. Deposit of an instrument of proxy does not preclude a member from attending and voting in person at the meeting or any adjournment of it.

17.8	~~16.8~~ The appointment of a proxy must be in any usual form, or such other form as may be approved by the Board, and must be signed by the appointor or by his agent duly authorised in writing or if the appointor is a corporation, must be either under its common seal or signed by an officer or agent so authorised. If the appointment is in electronic form, it must be executed on behalf of the appointor. The Board may, but will not be bound to, require evidence of authority of such officer or agent. An instrument of proxy need not be witnessed.

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17.9	~~16.9~~ The appointment of a proxy and (if required by the Board) any power of attorney or other authority under which it is executed, or a certified copy of such authority, must be delivered to the Office, or such other place (or places) specified for that purpose in the notice calling the meeting, or in any such proxy (or, where the appointment of the proxy was contained in an electronic communication, at the electronic address of the company), not fewer than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote (or such other time as may be specified for that purpose in the notice calling the meeting or in any such proxy in accordance with the Statutes). In default, the proxy will not be valid, but the Board may decide in any particular case to treat a proxy appointment as valid notwithstanding the default. The appointment of a proxy to vote at any meeting and deposited as set out in this regulation will authorise the proxy so appointed to vote on any poll taken or demanded at such meeting or at any adjournment of such meeting.

17.10	~~16.10~~ In relation to any shares which are held in uncertificated form, the Board may from time to time permit appointments of a proxy to be made by means of an electronic communication in the form of an uncertificated proxy instruction (that is, a properly authenticated dematerialised instruction, or other instruction or notification, which is sent by means of the relevant system concerned and received by such participant in that system acting on behalf of the company as the Board may prescribe, in such form and subject to such terms and conditions as may from time to time be prescribed by the Board and subject always to the facilities and requirements of the relevant system concerned). The Board may in a similar manner permit supplements to, or amendments or revocations of, any such uncertificated proxy instruction to be made by like means. The Board may in addition, subject to the Uncertificated Securities Regulations, prescribe the method of determining the time at which any such properly authenticated dematerialised instruction or other instruction or notification is to be treated as received by the company or such participant. The Board may treat any such uncertificated proxy instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

17.11	~~16.11~~ No appointment of a proxy will be valid after the expiry of 12 months from the date of its execution, or its receipt by the participant in the relevant system concerned acting on behalf of the company, except at an adjourned meeting or on a poll demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within 12 months from such date.

17.12	~~16.12~~ A vote given in accordance with the terms of a proxy or by the duly authorised representative of a corporate member or a poll demanded by proxy or by the duly authorised representative of a corporate member will be valid, notwithstanding, in the case of a proxy, the previous death or insanity of the principal, or the revocation of the instrument of proxy or of the authority under which the instrument of proxy was executed, provided that no notice in writing (including by electronic communication) of such death, insanity or revocation has been received by the company at the Office at least two hours before the commencement of the meeting or adjourned meeting at which the proxy is used.

17.13	~~16.13~~ For the purposes of regulations ~~16.9 to 16.12~~17.9 to 17.12 electronic address includes in the case of any uncertificated proxy instructions an identification number of a participant in the relevant system concerned.

17.14	~~16.14~~ The Board may at the expense of the company send, by post or otherwise, to the members proxies, with or without provision for their return prepaid, for use at any general meeting or at any separate meeting of the holders of any class of shares of the company either in blank or nominating in the alternative any one or more of the Directors or any other persons. If, for the purpose of any meeting, invitations to appoint as proxy a person, or one of a number of persons, specified in the invitations are issued at the company’s expense, they will be issued to all, and not to some only, of the members entitled to be sent a notice of the meeting and to vote at it by proxy.

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17.15	~~16.15~~ In calculating any periods mentioned in this regulation ~~16~~17 no account will be taken of any part of a day that is not a working day (within the meaning of section 1173, CA 2006).

18.	~~17.~~ CORPORATIONS ACTING BY REPRESENTATIVES

Any corporation which is a member of the company may by resolution of its directors or other governing body authorise any person or persons as it thinks fit to act as its representative or representatives at any meeting of the company or of any class of members of the company. The person or persons so authorised will be entitled to exercise the same powers on behalf of the corporation which he or they represent as the corporation could exercise if it were an individual member of the company and the corporation will, for the purposes of these articles, be deemed to be present in person at any such meeting if any person so authorised is present at it.

19.	~~18.~~ DIRECTORS

19.1	~~18.1~~ Unless otherwise determined by the company in general meeting, the number of Directors is not subject to a maximum but must not be fewer than three.

19.2	~~18.2~~ The Directors from time to time will be categorised into three classes, as follows:

19.2.1	~~18.2.1~~ Class A Directors, appointed as Director of the company for a one-year term (subject to reappointment in accordance with these articles);

19.2.2	~~18.2.2~~ Class B Directors, appointed as Director of the company for a two-year term (subject to reappointment in accordance with these articles); and ~~18.2.3~~ Class C Directors, appointed as Director of the company for a three-year term (subject to reappointment in accordance with these articles).

19.3	~~18.3~~ Upon appointment a Director will be categorised into a specific class of Directors. A Director of any class can at the end of his term be re-appointed as a director in accordance with regulation ~~23~~24, and at the time of such reappointment will be categorised into the appropriate class (which can be a different class from the one in which such director was previously categorised).

19.4	~~18.4~~ A Director is not required to hold any share qualification but is nevertheless entitled to attend and speak at any general meeting or at any separate meeting of the holders of any class of shares of the company.

19.5	~~18.5~~ The chairman of the Board shall be elected by the shareholders in general meeting.

19.6	~~18.6~~ Without derogating from the rights of the other Directors, the chairman shall schedule the Board meetings and set their agenda.

19.7	~~18.7~~ Unless determined otherwise by the Board or by law, the chairman shall appoint the chairpersons and members of committees of the Board.

19.8	~~18.8~~ Subject to the other provisions in these articles each Director shall be elected for a term of not more than three years. At the end of such term, each such Director may stand for re-election.

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20.	~~19.~~ ALTERNATE DIRECTORS

20.1	~~19.1~~ Any Director, other than an alternate Director, may at any time appoint any other Director, or any person approved by resolution of the Board, to be an alternate Director of the company, and may at any time remove any alternate Director so appointed by him from office and, subject to such approval by the Board, appoint another person in his place. An alternate Director so appointed is not required to hold any share qualification.

20.2	~~19.2~~ Subject to his giving to the company an address at which notices may be served upon him, an alternate Director is entitled to receive notices of all meetings of the Board and to attend and vote as a Director at any such meeting at which the Director appointing him is not personally present, and generally to perform all the functions of his appointor as a Director in the absence of such appointor.

20.3	~~19.3~~ An alternate Director will cease to be an alternate Director on the happening of any event which, if he were a Director, would cause him to vacate such office or if his appointor ceases for any reason to be a Director. If, however, any Director retires whether by rotation or otherwise but is reappointed by the meeting at which such retirement took effect, any appointment made by him pursuant to regulation ~~19.1~~20.1 which was in force immediately prior to his retirement will continue to operate after his re-appointment as if he had not so retired.

20.4	~~19.4~~ All appointments and removals of alternate Directors must be effected by notice in writing signed by the Director making or revoking such appointment sent to or left at the Office.

20.5	~~19.5~~ Except as otherwise provided in these articles, an alternate Director is deemed for all purposes to be an officer of the company and is alone responsible to the company for his own acts and defaults, and he is not deemed to be the agent of or for the Director appointing him. An alternate Director is not entitled to receive any remuneration from the company for his services as such but his remuneration is payable out of the remuneration payable to the Director appointing him, and will consist of such part, if any, of the latter’s remuneration as is agreed between them.

21.	~~20.~~ POWERS AND DUTIES OF DIRECTORS

21.1	~~20.1~~ The business of the company is managed by the Board who may exercise all such powers of the company as are not by the Statutes or by these articles required to be exercised by the company in general meeting, subject nevertheless to the provisions of these articles and of the Statutes, and to such directions, whether or not inconsistent with these articles, as may be prescribed by the company by special resolution. No such direction and no alteration of these articles will invalidate any prior act of the Board which would have been valid if such direction or alteration had not been given or made. The general powers given by this regulation are not limited or restricted by any special authority or power given to the Board by any other regulation.

21.2	~~20.2~~ The Board may from time to time provide for the management and transaction of the affairs of the company in any specified locality, including abroad, in such manner as they think fit, and the provisions contained in regulations ~~20.3~~21.3 to ~~20.5~~21.5 are without prejudice to the general powers conferred by this regulation.

21.3	~~20.3~~ The Board may establish, hire or contract any councils, committees, local boards or agencies for managing any of the affairs of the company, either in the United Kingdom or elsewhere, and (subject to regulation ~~18.7~~19.7) may appoint any persons to be members of such local boards, or managers or agents, and may fix their remuneration, and may delegate to any council, committee, local board, manager or agent any of the powers, duties, authorities and discretions vested in the Board, with power to sub-delegate, and may authorise the members of any local board, or any of them, to fill any vacancies in it, and to act notwithstanding vacancies. Any such appointment or delegation may be made upon such terms and subject to such conditions as the Board think fit, and (subject to regulation ~~18.7~~19.7) the Board may remove any person so appointed, and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation will be affected by it.

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21.4	~~20.4~~ The Board may from time to time, and at any time, appoint, whether by power of attorney or otherwise, any corporation, firm or person, or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the agent of the company for such purposes and with such powers, authorities and discretions, not exceeding those vested in or exercisable by the Board under these articles, and for such period and subject to such conditions as they may think fit. Any such appointment may contain such provisions for the protection and convenience of persons dealing with any such agent as the Board may think fit, and may also authorise any such agent to sub-delegate all or any of the powers, authorities and discretions vested in him.

21.5	~~20.5~~ The Board may exercise the powers conferred upon the company by section 129, CA 2006 with regard to the keeping of an overseas branch register and the Board may, subject to the provisions of the Statutes, make and vary such regulations as they may think fit respecting the keeping of any such register.

21.6	~~20.6~~ The Board may establish and maintain, or procure the establishment and maintenance of, any pension, annuity or superannuation funds, whether contributory or otherwise, for the benefit of, and give or procure the giving of donations, gratuities, pensions, allowances and emoluments to, any persons who are or were at any time Directors of or in the employment or service of the company, or of any company which is a subsidiary of the company or is allied to or associated with the company or any such subsidiary or of any of the predecessors in business of the company or any such other company, or who may be or have been Directors or officers of the company, or of any such other company, and to the wives, widows, families and dependants of any such persons.

21.7	~~20.7~~ Subject to particulars with respect to the proposed payment being disclosed to the members of the company and to the proposal being approved by the company by ordinary resolution, if the Statutes so require, any Director who holds or has held any executive position or agreement for services is entitled to participate in and retain for his own benefit any such donation, gratuity, pension, allowance or emolument.

21.8	~~20.8~~ The Board may also establish, subsidise and subscribe to any institutions, associations, societies, clubs or funds calculated to be for the benefit of, or to advance the interests and well-being of, the company or of any person or any other company mentioned in regulation ~~20.6~~21.6, and make payments for or towards the insurance of any such person and subscribe or guarantee money for charitable or benevolent objects, or for any exhibition or for any political, public, general or useful object, and do any of such matters, either alone or in conjunction with any company mentioned in regulation ~~20.6~~21.6.

21.9	~~20.9~~ The Board may exercise the voting power conferred by the shares in any other company held or owned by the company or exercisable by members of the Board as directors of such other company in such manner in all respects as they think fit, including its exercise in favour of any resolution appointing themselves or any of them directors or other officers or employees of such company or voting or providing for the payment of remuneration to such officers or employees.

21.10	~~20.10~~ All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for money paid to the company, must be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board may from time to time determine by resolution.

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22.	~~21.~~ BORROWING POWERS

22.1	~~21.1~~ The Board may exercise all the powers of the company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part of it, and subject to the provisions of the Statutes, to issue debentures and other securities whether outright or as collateral security for any debt, liability or obligation of the company or of any third party.

22.2	~~21.2~~ The Board may secure or provide for the payment of any money to be borrowed or raised by a mortgage of or charge upon all or any part of the undertaking or property of the company, both present and future, and upon any capital remaining unpaid upon the shares of the company whether called up or not, or by any other security. The Board may confer upon any mortgagees or persons in whom any debenture or security is vested such rights and powers as they think necessary or expedient. They may vest any property of the company in trustees for the purpose of securing any money so borrowed or raised and confer upon the trustees, or any receiver to be appointed by them, or by any debenture holder, such rights and powers as the Board may think necessary or expedient in relation to the undertaking or property of the company or its management or realisation, or the making, receiving, or enforcing of calls upon the members in respect of unpaid capital, and otherwise. The Board may make and issue debentures to trustees for the purpose of further security and the company may remunerate any such trustees.

22.3	~~21.3~~ The Board may give security for the payment of any money payable by the company in same manner as for the payment of money borrowed or raised.

22.4	~~21.4~~ The Board must keep a register of charges in accordance with the Statutes and the fee to be paid by any person, other than a creditor or member of the company for each inspection of the register of charges to be kept under CA 2006 is five pence.

23.	~~22.~~ PROCEEDINGS OF COMMITTEES

23.1	~~22.1~~ Any committee formed pursuant to regulation ~~20.3~~21.3 must, in the exercise of the powers, duties, discretions and authorities so delegated, conform to any regulations that may be imposed on it by the Board.

23.2	~~22.2~~ The meetings and proceedings of any such committee consisting of two or more members are governed by the provisions of these articles regulating the meetings and proceedings of the Board so far as they are applicable and are not superseded by any regulations made by the Board under regulation ~~22.1~~23.1. No resolution of a committee is effective unless a majority of its members voting are Directors.

24.	~~23.~~ APPOINTMENT AND RETIREMENT OF DIRECTORS

24.1	~~23.1~~ Subject to regulation ~~23.3~~24.3, each Director shall retire at the next general meeting after the term of his office ends in accordance with regulation ~~18.2~~19.2. A Director retiring at a general meeting, if he is not re-appointed, retains office until the meeting appoints someone in his place or, if it does not do so, until the end of that meeting.

24.2	~~23.2~~ Subject to the provisions of the Statutes and of these articles, the Directors to retire in every year include, so far as necessary to obtain the required number, any Director who wishes to retire and not to offer himself for re-election. Any further Directors so to retire are those who have been longest in office since their last appointment or re-appointment but, as between persons who became or were last re-appointed Directors on the same day, those to retire are determined by the Board at the recommendation of the chairman of the Board. A retiring Director is eligible for re-appointment, subject as set out in these articles.

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24.3	~~23.3~~ In any two year period, a majority of the Directors must stand for re-election or replacement. In the event that this majority has not been met and the number of Directors eligible for retirement by rotation under the provisions of these articles are not met, any further Directors so to retire are those who have been longest in office since their last appointment or re-appointment but, as between persons who became or were last re-appointed Directors on the same day, those to retire are determined by the Board at the recommendation of the chairman of the Board. A retiring Director is eligible for re-appointment, subject as set out in these articles.

24.4	~~23.4~~ The company at the meeting at which a Director retires in the manner set out in regulation ~~23.1~~24.1 may fill the vacated office and, in default, the retiring Director, if willing to act, is deemed to have been re-appointed, unless at such meeting it is expressly resolved not to fill the vacancy, or a resolution for the re-appointment of such Director is put to the meeting and lost.

24.5	~~23.5~~ No person other than a Director retiring at the meeting, unless recommended by the Directors for appointment, is eligible for appointment to the office of a Director at any general meeting unless, not fewer than seven more than 42 clear days before the day appointed for the meeting, there is given to the company notice in writing by some member duly qualified to be present and vote at the meeting for which such notice is given of his intention to propose such person for appointment stating the required particulars and, also, notice in writing signed by the person to be proposed of his willingness to be appointed.

24.6	~~23.6~~ At a general meeting, a motion for the appointment of two or more persons as Directors by a single resolution will be void, unless a resolution that it is so made has been first agreed to by the meeting without any vote being given against it and, for the purpose of this regulation, a motion for approving a person’s appointment or for nominating a person for appointment is treated as a motion for his appointment.

24.7	~~23.7~~ The company may from time to time by ordinary resolution increase or reduce the number of Directors and may also determine in what rotation such increased or reduced number is to go out of office. Without prejudice to the provisions of regulation ~~23.8~~24.8, the company may by ordinary resolution appoint any person to be a Director, either to fill a casual vacancy or as an additional Director.

24.8	~~23.8~~ The Board and the company in general meeting each have power at any time, and from time to time, to appoint any person to be a Director, either to fill a casual vacancy or as an additional Director, but so that the total number of Directors does not at any time exceed the maximum number, if any, fixed by or in accordance with these articles. Subject to the provisions of the Statutes and of these articles, any Director so appointed by the Directors holds office only until the conclusion of the next following annual general meeting and is eligible for reappointment at that meeting. Any Director who retires under this regulation is not taken into account in determining the Directors who are to retire by rotation at such meeting.

24.9	~~23.9~~ Any contract of employment entered into by a Director with the company may not include a term that it is to continue or may be continued, otherwise than at the instance of the company, for a period exceeding two years during which the employment either cannot be terminated by the company by notice or can be so terminated only in specified circumstances, unless such term is first approved by ordinary resolution of the company.

24.10	~~23.10~~ There is no restriction as to the age of Directors except as required by the Statutes.

24.11	~~23.11~~ Only such persons who are nominated in accordance with the procedures set forth in this regulation shall be eligible to serve as directors.

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25.	~~24.~~ DISQUALIFICATION AND REMOVAL OF DIRECTORS

25.1	~~24.1~~ The office of a Director must be vacated in any of the following events:

25.1.1	~~24.1.1~~ if, not being a Director who has agreed to serve as a Director for a fixed term, he resigns his office by notice in writing signed by him and authorised in such manner as the other Directors may require, sent to or left at the Office;

25.1.2	~~24.1.2~~ if he becomes bankrupt or makes any arrangement or composition with his creditors generally or applies to the court for an interim order under section 253, Insolvency Act 1986 in connection with a voluntary arrangement under that Act;

25.1.3	~~24.1.3~~ an order is made by any court having jurisdiction on the ground, however formulated, of mental disorder for his detention or for the appointment of a guardian or receiver or other person, by whatever name called, to exercise powers with respect to his property or affairs;

25.1.4	~~24.1.4~~ if he is absent from meetings of the Directors for six successive months without leave, and his alternate Director, if any, has not during such period attended in his place, and the Directors resolve that his office be vacated;

25.1.5	~~24.1.5~~ if he ceases to be a Director by virtue of any provision of the Statutes or pursuant to these articles; or

25.1.6	~~24.1.6~~ if he becomes prohibited by law from being a Director (after taking into account any grace period provisions or exceptions that may apply).

25.2	~~24.2~~ The company may in accordance with, and subject to the provisions of, the Statutes, by ordinary resolution of which special notice has been given, remove a Director before the expiry of his period of office and may appoint another person in his place. Such removal is without prejudice to any claim such Director may have for breach of any contract of service between him and the company. The person so appointed is subject to retirement at the same time as if he had become a Director on the day on which the Director in whose place he is appointed was last appointed or reappointed a Director.

26.	~~25.~~ EXECUTIVE AND OTHER DIRECTORS

26.1	~~25.1~~ Subject to the provisions of the Statutes, the Board may from time to time and at any time appoint one or more of their body to hold any executive office in relation to the management of the business of the company on such terms, for such period and with or without such title(s) as they may decide. The Board may, from time to time, subject to the provisions of any service contract between the appointee(s) and the company, remove or dismiss him or them from such office and appoint another or others in his or their place or places.

26.2	~~25.2~~ A Director who holds any such executive office is, while he continues to hold that office, subject to retirement by rotation in accordance with the provisions of regulation ~~23~~24, and he is taken into account in determining the retirement by rotation of Directors. He is also, subject to the provisions of regulation ~~24.1~~25.1 and of any service contract between him and the company, subject to the same provisions as to removal and as to vacation of office as the other Directors of the company. If he ceases to hold the office of Director for any cause, his appointment as the holder of an executive office will also terminate, unless otherwise determined by the Board.

26.3	~~25.3~~ Subject to the Statutes, any Director may be paid by the company such remuneration for holding office as may be determined by the Board, which may consist of salary, commission, profit participation, share options, pension or insurance benefit or any combination of them, or otherwise.

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26.4	~~25.4~~ The Board may entrust to and confer upon any Director appointed to any such executive office any of the powers exercisable by them, other than the power to make calls, upon such terms and conditions and with such restrictions as the Board think fit, and either collaterally with or to the exclusion of their own powers, and may from time to time revoke, withdraw, alter or vary all or any of such powers.

26.5	~~25.5~~ Subject to the provisions of the Statutes, the Board may from time to time, and at any time, pursuant to this regulation appoint any person to any post with such descriptive title including that of Director, whether as executive, group, divisional, departmental, deputy, assistant, local, advisory director or otherwise, as they may determine. They may define, limit, vary and restrict the powers, authorities and discretions of any person so appointed and may fix and determine his remuneration and duties, and subject to any contract between him and the company, may remove from such post any person so appointed. A person so appointed is not a Director for any of the purposes of these articles or of the Statutes, and accordingly is not a member of the Board or of any committee of the Board, nor is he entitled to be present at any meeting of the Board or of any such committee, except at the request of the Board or of such committee. If present at such request, he is not entitled to vote at such meeting.

27.	~~26.~~ DIRECTORS’ INTERESTS

27.1	~~26.1~~ A Director, including an alternate Director, may hold any other office or place of profit under the company, other than the office of auditor, in conjunction with his office of Director and may act in a professional capacity to the company, on such terms as to tenure of office, remuneration and otherwise as the Board may determine.

27.2	~~26.2~~ Subject to the Statutes and to the provisions of these articles, no Director or intending Director, including an alternate Director, is disqualified by his office from contracting with the company either with regard to his tenure of any other office or place of profit, or as seller, purchaser or otherwise. No such contract, or any contract or arrangement entered into by or on behalf of the company in which any Director is in any way, whether directly or indirectly, interested, is liable to be avoided, nor is any Director so contracting or being so interested obliged to account to the company for any profit realised by any such contract or arrangement by reason of the Director holding that office or of his fiduciary relationship with the company.

27.3	~~26.3~~ Any Director, including an alternate Director, may continue to be or become a director or other officer or member of or otherwise interested in any other company promoted by the company or in which the company may be interested, as a member or otherwise, or which is a holding company of the company or a subsidiary of any such holding company. No such Director is accountable for any remuneration or other benefits received by him as a director or other officer or member of, or from his interest in, any such other company. The Board may exercise the voting power conferred by the shares in any other company held or owned by the company, or exercisable by the directors of such other company, in such manner in all respects as they think fit, subject to the restrictions contained in regulation ~~26.14~~27.14.

27.4	~~26.4~~ If a Director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he must declare the nature and extent of his interest to the other Directors before the transaction or arrangement is entered into. This may (but need not) be done in any of the ways set out in regulation ~~26.5~~27.5.

27.5	~~26.5~~ If a Director is in any way, directly or indirectly, interested in a transaction or arrangement that has been entered into by the company (before or after he became a Director), he must declare the nature and extent of his interest to the other Directors (to the extent that he has not already declared it under regulation ~~26.4~~27.4) as soon as is reasonably practicable. The declaration must be made at a meeting of the Board, by notice in writing under regulation ~~26.7~~27.7 or by general notice under regulation ~~26.8~~27.8.

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27.6	~~26.6~~ For the purposes of regulation ~~26.4~~27.4 and regulation ~~26.5~~27.5, subject to the Statutes:

27.6.1	~~26.6.1~~ an alternate Director must declare any interest in a transaction or arrangement to which his appointment relates, but need not declare any other interest; and

27.6.2	~~26.6.2~~ an interest of his appointor of which an alternate Director is aware (or ought reasonably to be aware) is treated as the interest of the alternate Director in addition to any interest which the alternate Director otherwise has, but need not be declared if the appointor has already declared it (or would not be required to declare it) in accordance with the relevant regulation.

27.7	~~26.7~~ A Director may make a declaration of interest under regulation ~~26.4~~27.4 or regulation ~~26.5~~27.5 by sending notice in writing to the other directors in hard copy (by hand or post) or, if the recipient has agreed to receive it in electronic form, in an agreed electronic form by agreed electronic means. The making of a declaration under this regulation ~~26.7~~27.7 is deemed to form part of the proceedings at the next meeting of the Board after the notice is given and must be recorded in the minutes of that meeting in accordance with regulation ~~30~~31.

27.8	~~26.8~~ A Director may satisfy his duty to make a declaration of interest under regulation ~~26.4~~27.4 or regulation ~~26.5~~27.5 by giving general notice to the other Directors to the effect that the Director has an interest (as member, officer, employee or otherwise) in a specified body corporate or firm, or is connected (for the purposes of the Statutes) with a specified person (other than a body corporate or firm), and is to be regarded as interested in any transaction or arrangement that may, after the date of the notice, be made with that body corporate, firm or person. The notice must state the nature and extent of the relevant interest or connection. The notice is not effective unless it is given at a meeting of the Board or the Director takes reasonable steps to secure that it is brought up and read at the next such meeting after it is given.

27.9	~~26.9~~ If a declaration of interest under regulation ~~26.4~~27.4 or regulation ~~26.5~~27.5 proves to be, or becomes, inaccurate or incomplete, the Director must make a further declaration.

27.10	~~26.10~~ A Director need not declare an interest under regulation ~~26.4~~27.4 or regulation ~~26.5~~27.5:

27.10.1	~~26.10.1~~ unless the Director is aware (or ought reasonably to be aware) of the interest and of the transaction or arrangement in question;

27.10.2	~~26.10.2~~ if it cannot reasonably be regarded as likely to give rise to a conflict of interest;

27.10.3	~~26.10.3~~ if, or to the extent that, the other Directors are already aware of it (and for this purpose the other Directors are treated as aware of anything of which they ought reasonably to be aware); or

27.10.4	~~26.10.4~~ if, or to the extent that, it concerns terms of his service contract that have been or are to be considered by a meeting of the Board or by a committee of the Board appointed for the purpose.

27.11	~~26.11~~ A Director may continue or become a director or other officer, employee or member of any company promoted by the company or in which it may be interested as a seller, shareholder, or otherwise, and no such Director is accountable for any remuneration or other benefits derived as director or other officer, employee or member of such company.

27.12	~~26.12~~ Except as provided in regulation ~~26.14~~27.14 or regulation ~~27~~28 or elsewhere in these articles, a Director may not vote at a meeting of the Board or of a committee of the Board on any resolution concerning a matter in which he has, directly or indirectly, a material interest (other than an interest in shares or debentures or other securities of or in (or through) the company) which conflicts or may conflict with the interests of the company. For this purpose, a Director shall be deemed to have such a material interest in any contract, arrangement, transaction or other proposal concerning any other company in which he (either alone or together with any person connected with him, as provided in section 252, CA 2006) holds an interest representing one per cent. or more of any class of the equity share capital (calculated exclusive of any shares of that class held as treasury shares) of such company or of the voting rights available to members of the relevant company.

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27.13	~~26.13~~ A Director is not counted in the quorum at a meeting in relation to any resolution on which he is debarred from voting.

27.14	~~26.14~~ Notwithstanding the provisions of regulations ~~26.12, 26.13~~ 27.12, 27.13 and ~~27~~28, a Director is entitled to vote and be counted in the quorum in respect of any resolution concerning any of the following matters:

27.14.1	~~26.14.1~~ the giving of any security, guarantee or indemnity to him in respect of money lent or obligations incurred by him or by any other person at the request of or for the benefit of the company or any of its subsidiaries;

27.14.2	~~26.14.2~~ the giving of any security, guarantee or indemnity to a third party in respect of a debt or obligation of the company or any of its subsidiaries for which he himself has assumed responsibility in whole or in part under a guarantee or indemnity or by the giving of security;

27.14.3	~~26.14.3~~ any proposal concerning an offer of shares or debentures or other securities of or by the company or any of its subsidiaries for subscription or purchase in which offer he is or is to be interested as a participant as the holder of such shares, debentures or other securities or in its underwriting or sub-underwriting;

27.14.4	~~26.14.4~~ any contract, arrangement, transaction or other proposal concerning any other company in which he (together with any person connected with him, as provided in section 252, CA 2006) is interested (directly or indirectly) whether as an officer, shareholder, creditor or otherwise, unless he (together with any person so connected with him) holds an interest representing one per cent. or more of any class of the equity share capital (calculated exclusive of any shares of that class held as treasury shares) of such company or of the voting rights available to members of the relevant company;

27.14.5	~~26.14.5~~ any contract, arrangement, transaction or other proposal concerning the adoption, modification or operation of a superannuation fund or retirement, death or disability benefits scheme under which he may benefit and which has been approved by or is subject to and conditional upon approval by HM Revenue & Customs;

27.14.6	~~26.14.6~~ any contract, arrangement, transaction or proposal concerning the adoption, modification or operation of any scheme for enabling employees including full time executive Directors of the company and/or any subsidiary to acquire shares of the company or any arrangement for the benefit of employees of the company or any of its subsidiaries, which does not award him any privilege or benefit not awarded to the employees to whom such scheme relates; or

27.14.7	~~26.14.7~~ any contract, arrangement, transaction or proposal concerning insurance which the company proposes to maintain or purchase for the benefit of Directors or for the benefit of persons including Directors.

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27.15	~~26.15~~ A Director may not vote or be counted in the quorum on any resolution concerning his own appointment as the holder of any office or place of profit with the company or any company in which the company is interested, including fixing or varying the terms of his appointment or its termination.

27.16	~~26.16~~ Where proposals are under consideration concerning the appointment, including fixing or varying the terms of appointment, of two or more Directors to offices or employments with the company or any company in which the company is interested, such proposals may be divided and considered in relation to each Director separately. In such cases, each of the Directors concerned, if not debarred from voting under regulation ~~26.14.6~~27.14.6, is entitled to vote and be counted in the quorum in respect of each resolution except that concerning his own appointment.

27.17	~~26.17~~ If any question arises at any meeting as to the materiality of a Director’s interest or as to the entitlement of any Director to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question must be referred to the chairman of the meeting and his ruling in relation to any other Director will be final and conclusive, except in a case where the nature or extent of the interests of the Director concerned have not been fairly disclosed. If the question concerns the chairman, it must be referred to such other Director present at the meeting, other than the chairman, as the Directors present appoint.

27.18	~~26.18~~ Subject to the Statutes, the company may by ordinary resolution suspend or relax the provisions of regulations ~~26.4~~27.4 to ~~26.17~~27.17 to any extent or ratify any transaction not duly authorised by reason of a contravention of these articles.

28.	~~27.~~ CONFLICTS OF INTEREST REQUIRING BOARD AUTHORISATION

28.1	~~27.1~~ The Board may, if the quorum and voting requirements set out in this regulation ~~27~~28 are satisfied, authorise any matter that would otherwise involve a Director (“Relevant Director”) breaching his duty under chapters 2 and 3 of part 10, CA 2006 to avoid conflicts of interest.

28.2	~~27.2~~ Any Director (including the Relevant Director) may propose that the Relevant Director be authorised in relation to any matter which is the subject of such a conflict. The proposal and any authority given by the Board will be determined in the same way as any other matter proposed to and resolved by the Board under these articles, except that the Relevant Director and any other Director with a similar interest:

28.2.1	~~27.2.1~~ will not count towards the quorum at the meeting at which the conflict is considered;

28.2.2	~~27.2.2~~ may, if the Board so decides, be excluded from any Board meeting while the conflict is under consideration; and

28.2.3	~~27.2.3~~ may not vote on any resolution authorising the conflict, but except that, if he or they in fact vote, the resolution will be valid if it would have been passed even if the vote or votes had not been counted.

28.3	~~27.3~~ Where the Board gives authority in relation to such a conflict:

28.3.1	~~27.3.1~~ the Board may (whether at the time of giving the authority or at any time or times subsequently) impose such terms upon the Relevant Director and any other Director with a similar interest as it deems appropriate, including, without limitation, the exclusion of the Relevant Director and any other Director with a similar interest from the receipt of information, or participation in discussion (whether at meetings of the Board or otherwise) or voting relating to the conflict;

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28.3.2	~~27.3.2~~ the Relevant Director and any other Director with a similar interest will be obliged to comply with any terms imposed by the Board from time to time in relation to the conflict;

28.3.3	~~27.3.3~~ the authority may also provide that where the Relevant Director, and any other Director with a similar interest, obtains information that is confidential to a third party, the Relevant Director or such other Director, as the case may be, will not be obliged to disclose that information to the company, or to use the information in relation to the company’s affairs, where to do so would amount to a breach of that confidence;

28.3.4	~~27.3.4~~ the terms of the authority must be recorded in writing; and

28.3.5	~~27.3.5~~ the authority may be withdrawn by the Board at any time.

29.	~~28.~~ PROCEEDINGS OF DIRECTORS

29.1	~~28.1~~ The Board may meet together for the despatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting are determined by a majority of votes. In case of an equality of votes, the chairman shall have a casting vote. A Director who is also an alternate Director is entitled, in the absence of the Director whom he is representing, to a separate vote on behalf of such Director in addition to his own vote. A Director may, and the Secretary on the requisition of a Director must, at any time call a meeting of the Board.

29.2	~~28.2~~ Notice of meetings of the Board is deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent in writing or other means to him at his last known address or any other address (including an electronic address) given by him from time to time to the company for this purpose. A Director may request the Board that notices of Board meetings will be sent in writing to him at an electronic address given by him to the company.

29.3	~~28.3~~ The quorum necessary for the transaction of the business of the Board may be fixed by the Board, and unless so fixed at any other number, is a majority of the Board of Directors, to include (except in respect of any matter on which he is not eligible to vote) the Chairman of the Board. If a Board meeting is attended by a Director who is acting as an alternate for one or more other Directors, the Director or Directors for whom he is the alternate will be counted in the quorum despite their absence, and if on this basis there is a quorum the meeting may be held despite the fact that only one Director is physically present. A meeting of Directors for the time being at which a quorum is present is competent to exercise all powers and discretions for the time being exercisable by the Board.

29.4	~~28.4~~ All or any of the Directors, including alternates, or members of any committee of the Board may participate in a meeting of the Board or that committee by means of a conference telephone or any communication equipment which allows all persons participating in the meeting to hear each other. A person so participating is deemed to be present in person at the meeting and may vote or be counted in a quorum. Accordingly, a meeting of the Board or a committee of the Board may be held where each of those present or deemed to be present is in communication with the others only by telephone or other communication equipment. A meeting where those present or deemed to be present are in different locations is deemed to take place where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting then is.

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29.5	~~28.5~~ The continuing Directors may act notwithstanding any vacancy in their body. If the number of the Directors is less than the prescribed minimum, the remaining Director or Directors must immediately appoint an additional Director or additional Directors to make up such minimum or convene a general meeting of the company for the purpose of making such appointment. If there is no Director or Directors able or willing to act, any two members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed holds office, subject to the provisions of the Statutes and these articles, only until the end of the annual general meeting of the company next following such appointment, unless he is re-elected during such meeting. He is eligible for re-election at such meeting and does not retire by rotation at such meeting nor is taken into account in determining the rotation or retirement of Directors at such meeting.

29.6	~~28.6~~ The Board may from time to time elect from their number, and remove, one or more deputy chairmen or vice chairmen and determine the period for which any such person is to hold office. The chairman of the Board or, if he is not eligible and willing to act, a deputy chairman or vice chairman (to be chosen, if in each case there are more than one, by agreement amongst them or, failing agreement, by lot) or in the absence of any of them, some other Director nominated by a majority of the other Directors in writing, presides at all meetings of the Board. If no such chairman, deputy chairman or vice chairman is elected, or if at any meeting the chairman or the deputy chairman or the vice chairman or such other Director is not present within five minutes after the time appointed for holding it, or if none of them is willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting. If at any time there is no chairman of the Board or he is prevented by incapacity from doing anything (including forming part of a quorum) reserved to the chairman by these articles, that thing may be done by a deputy chairman or vice chairman or, if there is none of these who is not incapacitated, any other Director.

29.7	~~28.7~~ A resolution in writing, agreed to by all the Directors for the time being entitled to vote on the relevant matter at a meeting of the Board or of a committee of the Board (if that number is sufficient to constitute a quorum), is as effective as a resolution passed at a Board meeting or of a committee of the Board, duly convened and held. For this purpose a Director signifies his consent to a proposed resolution in writing when the company receives from him or his alternate a document or an electronic communication at such address (including an electronic address) as may be specified by the company indicating his agreement to the resolution, authenticated in the manner required by section 1146, CA 2006.

29.8	~~28.8~~ A meeting of the Directors for the time being at which a quorum is present is competent to exercise all powers and discretions for the time being exercisable by the Board.

29.9	~~28.9~~ All acts done bona fide by any meeting of Directors, or of a committee of the Board, or by any person acting as Director, are as valid as if every such person had been duly appointed, was qualified, had continued to be a Director and had been entitled to vote, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any such director or person acting as a Director, or that they or any of them were disqualified, or had vacated office, or were not entitled to vote.

30.	~~29.~~ SECRETARY

30.1	~~29.1~~ Subject to the Statutes, the Secretary of the company is appointed by the Board on such terms and for such periods as they may think fit, and the Board may so appoint one or more assistant or deputy Secretary. Any Secretary or assistant or deputy Secretary so appointed may at any time be removed from office by the Board, without prejudice to any claim for damages for breach of any contract of service between him and the company.

30.2	~~29.2~~ Anything by CA 2006 required or authorised to be done by the Secretary may, if the office is vacant or there is for any other reason no Secretary capable of acting, be done by any assistant or deputy Secretary or, if there is no assistant or deputy Secretary capable of acting, by any officer of the company authorised generally or specifically in that behalf by the Board. Any provision of the Statutes or of these articles requiring or authorising a thing to be done by a Director and Secretary is not satisfied by its being done by the same person acting both as Director and as, or in the place of, the Secretary.

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31.	~~30.~~ MINUTES

31.1	~~30.1~~ The Board must ensure that minutes are made of:

31.1.1	~~30.1.1~~ all appointments of officers and committees made by the Board;

31.1.2	~~30.1.2~~ all declarations of Directors’ interests pursuant to regulation ~~26.7~~27.7;

31.1.3	~~30.1.3~~ the names of the Directors present at each meeting of Board and of any committee of the Board and all business transacted at such meetings; and ~~30.1.4~~ all orders, resolutions and proceedings at all meetings of the company, of the holders of any class of shares in the company and of the Board and of committees of the Board.

31.2	~~30.2~~ Any such minute, if purporting to be signed by the chairman of the meeting at which the proceedings were held, or by the chairman of the next succeeding meeting, is prima facie evidence of the matters stated in such minutes without any further proof

32.	~~31.~~ SEAL AND AUTHENTICATION OF DOCUMENTS

32.1	~~31.1~~ The Board may provide a common seal for the company and have power from time to time to destroy it and to substitute a new seal for it.

32.2	~~31.2~~ A document expressed to be executed by the company signed as provided by section 44(2), CA 2006 has effect as if executed under seal.

32.3	~~31.3~~ The Board may exercise the powers conferred on the company by section 50, CA 2006 with regard to having an official seal solely for sealing documents creating or evidencing securities of the company. Any such documents to which such official seal is affixed need not be signed by any person.

32.4	~~31.4~~ The Board must provide for the safe custody of the seal and the seal may never be used except by the authority of a resolution of the Board or of a committee of the Board authorised for that purpose by the Board. The Board may from time to time make such regulations as it thinks fit, subject to the provisions of these articles in relation to share and debenture certificates, determining the persons and the number of such persons who may sign every instrument to which the seal is affixed and, until otherwise so determined, every such instrument must be signed by one Director and must be countersigned by a second Director or by the Secretary.

32.5	~~31.5~~ The company may have official seals under the provisions of section 49, CA 2006 for use abroad. Wherever reference is made in these articles to the seal, the reference, when and so far as may be applicable, is deemed to include any such official seal.

32.6	~~31.6~~ Any Director or the Secretary or any person appointed by the Board for the purpose has power to authenticate any documents affecting the constitution of the company and any resolutions passed by the company or the Board or any committee of the Board, and any books, records, documents and accounts relating to the business of the company, and to certify copies of them or extracts from them as true copies or extracts. A document purporting to be a copy of a resolution, or a copy of or an extract from the minutes of a meeting of the company or of the Board or any committee of the Board, which is certified as stated, is conclusive evidence in favour of all persons dealing with the company upon the faith of any such copy that such resolution has been duly passed or, as the case may be, that such copy or extract is a true and accurate record of proceedings at a duly constituted meeting.

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33.	~~32.~~ DIVIDENDS

33.1	~~32.1~~ The profits of the company available for distribution and resolved to be distributed are applied in the payment of dividends to the members in accordance with their respective rights and priorities. The company in general meeting may declare dividends accordingly.

33.2	~~32.2~~ No dividend or interim dividend is payable otherwise than in accordance with the provisions of the Statutes and no dividend may exceed the amount recommended by the Board.

33.3	~~32.3~~ Subject to the rights of persons, if any, entitled to shares with preferential or other special rights as to dividends, all dividends must be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid. No amount paid up on a share in advance of the date on which a call is payable may be treated as paid up for this purposes. All dividends will be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid, except that if any share is issued on terms providing that it carries any particular rights as to dividend, such share will rank for dividend accordingly.

33.4	~~32.4~~ Subject to the provisions of the Statutes and of these articles, the Board may, if they think fit, from time to time pay to the members such interim dividends as appear to the Board to be justified by the distributable profits of the company. If at any time the share capital of the company is divided into different classes, the Board may pay such interim dividends in respect of those shares in the capital of the company which confer on their holders deferred or non preferred rights, as well as in respect of those shares which confer on their holders preferential rights with regard to dividend. No dividend, whether interim, final or otherwise, may be paid on shares carrying deferred or non preferred rights if, at the time of payment, any preferential dividend is in arrear. The Board may also pay half yearly, or at other suitable intervals to be settled by them, any dividend which may be payable at a fixed rate if they are of the opinion that the distributable profits justify the payment and if and to the extent that such payment is permitted by the Statutes. So long as the Board act in good faith, they will not incur any responsibility to the holders of shares conferring a preference for any damage that they may suffer by reason of the payment of an interim dividend on any shares having deferred or non preferred rights.

33.5	~~32.5~~ Subject to the provisions of the Statutes or as otherwise required by law, where any asset, business or property is bought by the company as from a past date, whether such date is before or after the incorporation of the company, the profits or losses attributable to it as from such date may at the discretion of the Board in whole or in part be carried to revenue account and treated for all purposes as profits or losses of the company. Except as stated, if any shares or securities are purchased cum dividend or interest, such dividend or interest may at the discretion of the Board be treated as revenue and it will not be obligatory to capitalise it or any part of it.

33.6	~~32.6~~ The Board may deduct from any dividend or other money payable to any member on or in respect of a share all sums of money, if any, presently payable by him to the company on account of calls or otherwise in relation to the shares of the company. The company may cease to send any cheque or warrant through the post for any dividend payable on any shares in the company which is normally paid in that manner on those shares if, in respect of at least two consecutive dividends payable on those shares, the cheques or warrants have been returned undelivered or remain uncashed or, if following one such occasion, reasonable enquiries have failed to establish any new address of the registered holder. Subject to the provisions of these articles, the company must recommence sending cheques or warrants in respect of dividends payable on those shares if the holder or person entitled by transmission claims the arrears of dividend and does not instruct the company to pay future dividends in some other way.

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33.7	~~32.7~~ The Board may retain the dividends payable upon shares in respect of which any person is, under the provisions as to the transmission of shares contained in these articles, entitled to become a member, or which any person is under those provisions entitled to transfer, until such person becomes a member in respect of such shares or transfers them.

33.8	~~32.8~~ All dividends, interest or other sums payable and unclaimed for one year, after having been declared, may be invested or otherwise made use of by the Board for the benefit of the company until claimed and the company is not constituted a trustee in respect of them. No dividend will bear interest as against the company.

33.9	~~32.9~~ Any dividend which has remained unclaimed for a period of 12 years from the date on which it becomes due for payment will, if the Board so resolve, be forfeited and cease to remain owing by the company and will from then on belong to the company absolutely.

33.10	~~32.10~~ Any dividend or other money payable on or in respect of a share may be paid by cheque or warrant sent through the post to the registered address of the member or person entitled to it and, in the case of joint holders, to any one of such joint holders or, to such person and such address as the holder or joint holders may in writing direct. Every such cheque or warrant will be made payable to the order of the person to whom it is sent or to such other person as the holder or joint holders may in writing direct and payment of the cheque or warrant is a good discharge to the company. Every such cheque or warrant will be sent at the risk of the person entitled to the money.

33.11	~~32.11~~ If several persons are registered as joint holders of any share any one of them may give effectual receipts for any dividend or other money payable on or in respect of the share.

33.12	~~32.12~~ The Board may, if authorised by an ordinary resolution of the company, offer any holders of Ordinary Shares the right to elect to receive Ordinary Shares, credited as fully paid, instead of cash in respect of the whole, or some part, to be determined by the Board, of any dividend specified by the ordinary resolution. The following provisions will apply:

33.12.1	~~32.12.1~~ an ordinary resolution may specify a particular dividend or may specify all or any dividends declared within a specified period but such period may not end later than the beginning of the annual general meeting next following the date of the meeting at which the ordinary resolution is passed;

33.12.2	~~32.12.2~~ the entitlement of each holder of Ordinary Shares to new Ordinary Shares is such that the relevant value of the entitlement is as nearly as possible equal to, but not greater than, the cash amount, disregarding any tax credit of the dividend that such holder elects to forgo. For this purpose, relevant value is calculated by reference to the average of the middle market quotations for the company’s Ordinary Shares on the relevant stock exchange, on the day on which the Ordinary Shares are first quoted “ex” the relevant dividend and the four subsequent dealing days or in such other manner as may be determined by or in accordance with the ordinary resolution. A certificate or report by the auditors as to the amount of the relevant value in respect of any dividend is conclusive evidence of that amount;

33.12.3	~~32.12.3~~ on or as soon as practicable after announcing that they are to declare or recommend any dividend, the Board, if they intend to offer an election in respect of that dividend, must also announce that intention, and, after determining the basis of allotment, if the Board decide to proceed with the offer, must notify the holders of Ordinary Shares in writing of the right of election and specify the procedure to be followed and the place (or places) at which, and the latest time by which, elections must be lodged in order to be effective;

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33.12.4	~~32.12.4~~ the Board may not proceed with any election unless it has authority to allot sufficient shares and the company has sufficient reserves or funds that may be capitalised to give effect to the election after the basis of allotment is determined;

33.12.5	~~32.12.5~~ the Board may exclude from any offer any holders of Ordinary Shares where the Board believes that the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them;

33.12.6	~~32.12.6~~ the dividends, or that part of the dividend in respect of which a right of election has been offered, will not be payable on Ordinary Shares other which an election has been made (“elected ordinary shares”) and, instead, additional Ordinary Shares will be allotted to the holders of the elected ordinary shares on the basis of the allotment calculated as stated. For such purpose, the Board will capitalise, out of any amount for the time being standing to the credit of any reserve or fund, including the profit and loss account, whether or not it is available for distribution as the Board may determine, a sum equal to the aggregate nominal amount of the additional Ordinary Shares to be allotted on that basis and apply it in paying up in full the appropriate number of Ordinary Shares for allotment and distribution to the holders of the elected ordinary shares on that basis; and

33.12.7	~~32.12.7~~ the additional Ordinary Shares when allotted will rank equally in all respects with the fully paid shares then in issue except that they will not be entitled to participate in the relevant dividend.

33.13	~~32.13~~ A general meeting declaring a dividend may, upon the recommendation of the Board, direct payment of such dividend wholly or in part by the distribution of specific assets, and in particular of paid up shares or debentures of the company or any other company, and the Board must give effect to such resolution. Where any difficulty arises in regard to the distribution, they may settle it as they think expedient and, in particular but without limitation, may issue fractional certificates and may fix the value for distribution of such specific assets or any part of them, and may determine that cash payments will be made to any members upon the basis of the value so fixed, in order to adjust the rights of members. They may vest any specific assets in trustees upon trust for the persons entitled to the dividend as may seem expedient to the Board, and generally may make such arrangements for the allotment, acceptance and sale of such specific assets or fractional certificates, or any part of them, and otherwise as they think fit.

34.	~~33.~~ RESERVES

34.1	~~33.1~~ Subject to the provisions of the Statutes, the Board may before recommending any dividend, whether preferential or otherwise, carry to reserve out of the profits of the company, including any premiums received upon the issue of debentures or other securities of the company, such sums as they think proper as a reserve or reserves.

34.2	~~33.2~~ All sums standing to reserve may be applied from time to time at the discretion of the Board for meeting depreciation or contingencies or for special dividends or bonuses or for equalising dividends or for repairing, improving or maintaining any of the property of the company or for such other purposes as the Board may decide are conducive to the objects of the company or any of them. Pending their application such sums may either be employed in the business of the company or be invested in such investments as the Board think fit.

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34.3	~~33.3~~ The Board may divide the reserve into such special funds as they think fit, and may consolidate into one fund any special funds or any parts of any special funds into which the reserve has been divided, as they think fit. Any sum which the Board may carry to reserve out of the unrealised profits of the company will not be mixed with any reserve to which profits available for distribution have been carried. The Board may also without placing them to reserve carry forward any profits which they may think it not prudent to divide.

35.	~~34.~~ CAPITALISATION OF PROFITS

35.1	~~34.1~~ Subject as set out in regulations ~~34.2~~35.2 and ~~34.3~~35.3 the Board may with the authority of an ordinary resolution of the company:

35.1.1	~~34.1.1~~ resolve to capitalise any undivided profits (including profits standing to the credit of any reserve) of the company, whether or not they are available for distribution, or any sum standing to the credit of the company’s share premium account, redenomination reserve or capital redemption reserve;

35.1.2	~~34.1.2~~ appropriate the profits or sum resolved to be capitalised to the members in proportion to the nominal amount of Ordinary Shares, whether or not fully paid, held by them respectively, and apply such profits or sum on their behalf, either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by such members respectively, or in paying up in full shares or debentures of the company of a nominal amount equal to such profits or sum, and allot and distribute such shares or debentures credited as fully paid up, to and amongst such members, or as they may direct, in due proportion, or partly in one way and partly in the other;

35.1.3	~~34.1.3~~ resolve that any shares allotted under this regulation to any member in respect of a holding by him of any partly paid Ordinary Shares will, so long as such Ordinary Shares remain partly paid, rank for dividends only to the extent that such partly paid Ordinary Shares rank for dividend;

35.1.4	~~34.1.4~~ make such provisions by the issue of fractional certificates or by payment in cash or otherwise as the Board think fit for the case of shares or debentures becoming distributable under this regulation in fractions;

35.1.5	~~34.1.5~~ authorise any person to enter on behalf of all the members concerned into an agreement with the company providing for the allotment to them respectively, credited as fully paid up, of any shares or debentures to which they may be entitled upon such capitalisation and any agreement made under such authority being effective and binding on all such members; and

35.1.6	~~34.1.6~~ generally do all acts and things required to give effect to such resolution.

35.2	~~34.2~~ The share premium account, redenomination reserve and capital redemption reserve and any such profits which are not available for distribution may, for the purposes of regulation ~~34.1~~35.1, only be applied in the paying up of unissued shares to be allotted to members credited as fully paid.

35.3	~~34.3~~ In the case where any sum is applied in paying amounts for the time being unpaid on any shares of the company or in paying up in full debentures of the company, the amount of the net assets of the company at that time must be not less than the aggregate of the called up share capital of the company and its undistributable reserves and must not be reduced below that aggregate by the payment of those amounts as shown in the latest audited accounts of the company, or such other accounts as may be relevant.

36.	~~35.~~ ACCOUNTS

36.1	~~35.1~~ The Board must ensure that proper accounting records are kept in accordance with the Statutes.

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36.2	~~35.2~~ The accounting records must be kept at the office, or, subject to the provisions of the Statutes, at such other place as the Board think fit, and must always be open to inspection by the officers of the company. No member, other than a Director, has any right of inspecting any account or book or document of the company, except as conferred by the Statutes or authorised by the Board or by the company in general meetings.

36.3	~~35.3~~ The Board must from time to time, in accordance with the provisions of the Statutes, ensure that there are prepared and laid before the company in general meeting such profit and loss accounts balance sheets, group accounts, if any, and reports as are specified in the Statutes.

36.4	~~35.4~~ Subject to the Statutes, a copy of every Directors’ report and Auditors’ report accompanied by the company’s annual accounts and every other document required by law to be attached to them or a summary financial statement derived from the company’s annual accounts, prepared in accordance with the Statutes, must, not less than 21 clear days before the date of the meeting at which copies of those documents are to be laid, be sent to every member (whether or not entitled to receive notices of general meetings) and to every holder of debentures of the company (whether nor not entitled to receive notices of general meetings) and to the Auditors and to every other person who is entitled to receive notices of general meetings from the company. This regulation ~~35.4~~36.4 does not require such documents to be sent to any member or holder of debentures of whose address the company is not aware nor to more than one of the joint holders of any shares or debentures.

36.5	~~35.5~~ The accidental omission to send any document required to be sent to any person under regulation ~~35.4~~36.4 or the non receipt of any document by any person entitled to receive it does not invalidate any such document or the proceedings at the general meeting.

36.6	~~35.6~~ The required number of such documents must, at the same time, be filed or published as required by the Listing Rules.

37.	~~36.~~ RECORD DATES

Notwithstanding any other provision of these articles, the company or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and such record date may be on or at any time before any date on which such dividend, distribution, allotment or issue is paid or made and on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared.

38.	~~37.~~ AUDIT

38.1	~~37.1~~ Auditors must be appointed and their duties, powers, rights and remuneration regulated in accordance with the provisions of CA 2006.

38.2	~~37.2~~ Once at least in every year the accounts of the company must be examined and the correctness of the balance sheet, profit and loss account and group accounts, if any, ascertained by the Auditors.

39.	~~38.~~ NOTICES

39.1	~~38.1~~ A notice or other document or information to be sent to or by any person under these articles (other than a notice calling a meeting of the Board or of a committee of the Board) must be in writing or sent using electronic communication to an electronic address notified for that purpose to the person sending the notice or other document or information.

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39.2	~~38.2~~ A notice or other document or information may be delivered or sent to a member or another person by the company personally or by letter. Any letter must be sent by first class post and addressed to such member or other person at the postal address in the Register (or at another address notified for the purpose) or left at that address in any envelope addressed to that member or other person. Electronic communications may be used for sending a notice or other document or information to a member or other person where that member or other person has agreed, or is deemed to have agreed, to the use of electronic communication and has specified an electronic address for this purpose. A notice or other document or information may be sent to a member or other person by the company by placing it on a website and sending the member or other person concerned notification of the availability of the notice, document or information on the website, where the member or other person has agreed, or is deemed, as provided by the Statutes, to have agreed to having such notices, documents or information sent to him in that manner.

39.3	~~38.3~~ Without prejudice to regulation ~~38.2~~39.2, the company may send or supply a notice or any other document or information that is required or authorised to be sent or supplied to a member or any other person by the company by any provision of the Statutes, or pursuant to these articles or to any other rule or regulation to which the company may be subject, in electronic form or by making it available on a website, and the provisions of schedule 5 CA 2006 will apply whether or not any such notice, document or information is required or authorised by the Statutes to be sent or supplied.

39.4	~~38.4~~ Any notice or other document or information to be sent to a member or other person may be sent by reference to the Register or the company’s other records as they stand at any time within the period of 15 days before the notice or other document or information is sent and no change in the Register or the company’s other records after that time will invalidate the sending of the notice or other document or information.

39.5	~~38.5~~ In the case of joint holders of a share, a notice or other document or information will be sent to whichever of them is named first in the Register and a notice or other document or information sent in this way is sufficiently sent to all the joint holders.

39.6	~~38.6~~ If, on three consecutive occasions, a notice or other document or information sent to a member or other person is returned undelivered, such member or other person will not thereafter be entitled to receive notices or other documents or information from the company until he has communicated with the company and supplied in writing to it a new address for the service of notices or other documents or information or has informed the company, in such manner as may be specified by the company, of an electronic address for the service of notices or other documents or information by electronic communication. For these purposes, a notice or other document or information sent by post will be treated as returned undelivered if it is sent back to the company or its agents and a notice or other document or information sent by electronic communication will be treated as returned undelivered if the company or its agents receive notification that it was not delivered to the address to which it was sent.

39.7	~~38.7~~ Any notice or other document or information sent addressed to a member or another person at his registered address (or another address or an electronic address notified for the purpose) is deemed to be served, if personally delivered, at the time of delivery or, if sent by first class post, 48 hours after the letter is posted or, in the case of a notice or other document or information contained in an electronic communication, on the same day it is sent. A notice or other document or information left at such an address is deemed to be received on the day it is left. In proving service it is sufficient to establish that the letter was properly addressed and, if sent by post, prepaid or stamped and posted. Proof that a notice or other document or information contained in an electronic communication was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators will be conclusive evidence that the notice or other document or information was received.

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39.8	~~38.8~~ Any member present, either personally or by proxy, at any general meeting of the company or of the holders of any class of shares in the company will for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was called.

39.9	~~38.9~~ A person who becomes entitled by transmission, transfer or otherwise to a share is bound by a notice in respect of that share (other than a notice served by the company under a Section 793 Notice (“Notice by company requiring information about interests in its shares”)) which, before his name is entered in the Register, has been properly sent to a person from whom he derives his title.

39.10	~~38.10~~ Where a person is entitled by transmission to a share, the company may send a notice or other document or information to that person as if he were the holder of a share by addressing it to him or to the representative of the deceased or trustee of the bankrupt member at an address or electronic address supplied for that purpose by the person claiming or be entitled by transmission. Until an address has been supplied, a notice or other document or information may be sent in any manner in which it might have been sent if the death or bankruptcy or other event had not occurred. The giving of notice in accordance with this regulation ~~38.10~~39.10 is sufficient notice to all other persons interested in the share.

39.11	~~38.11~~ If, by reason of the suspension or curtailment of postal or electronic communication services in the country where the head office of the company is located, the company is unable effectively to convene a general meeting by notice sent through the post or by electronic communication, or to send any other document or information by post or by electronic communication.

39.12	~~38.12~~ The Board may at any time and in its sole discretion choose (a) to serve, send or supply notices, documents or other information in hard copy form alone to some or all members and (b) except as required by law, not to serve, send or supply a notice, document or other information to a particular member or other person otherwise entitled to receive it where the Board believes this necessary or appropriate to deal with legal, regulatory or practical problems in, or under the laws of, any territory.

39.13	~~38.13~~ Any requirement to put a document on display or make it available for inspection by any persons may be satisfied by making it available to the persons entitled to inspect it for the required period on a website or by other electronic means.

40.	~~39.~~ UNTRACED SHAREHOLDERS

40.1	~~39.1~~ The company is entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if:

40.1.1	~~39.1.1~~ during a period of 12 years the company has paid at least three dividends, whether interim or final in respect of the share in question and all cheques and warrants in respect of any such dividend sent in the manner authorised by these articles by the company have been returned undelivered or remained uncashed and no communication has been received by the company from the member or the person entitled by transmission;

40.1.2	~~39.1.2~~ the company has, after the expiry of the period of 12 years, used such efforts as it considers reasonable to trace the relevant person and sent notice of its intention to sell the shares to the last known address of that person at which service of notices may be effected under these articles;

40.1.3	~~39.1.3~~ the company has not, during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale, received any communication from the member or person entitled by transmission; and

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40.1.4	~~39.1.4~~ the company has first complied with any applicable requirements (including in respect of giving notice or other information) of the Listing Rules.

40.2	~~39.2~~ To give effect to any such sale, the Board may, in relation to certificates shares, appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer will be as effective as if it had been executed by the registered holder of or person entitled by the transmission to such share. In relation to uncertificated shares the Board may, in accordance with the Statutes, issue a written notification to the Operator of the relevant system requiring conversion of the shares into certificated form and exercise any of the company’s powers to effect the transfer of the shares to, or in accordance with the directions of, the purchaser and the exercise of such powers will be as effective as if exercised by the registered holder of, or person entitled by shares the transferee is not bound to see to the application of the purchase money and the title of the transferee is not affected by any irregularity or invalidity in the proceedings relating to the sale.

40.3	~~39.3~~ The company must account to the member or other person entitled to such share for the net proceeds of such sale by crediting all money in respect of those proceeds to a separate account, which are a permanent debt of the company, and the company will be deemed to be a debtor and not a trustee in respect of it for such member or other person. Money carried to such separate account may either be employed in the business of the company or invested in such investments, other than shares of the company or its holding company if any, as the Board may from time to time think fit.

41.	~~40.~~ DESTRUCTION OF DOCUMENTS

41.1	~~40.1~~ The company may destroy:

41.1.1	~~40.1.1~~ any share certificate which has been cancelled at any time after the expiry of one year from the date of such cancellation;

41.1.2	~~40.1.2~~ any dividend mandate or any variation or cancellation of it or any notification of change of name or address (including an electronic address) at any time after the expiry of two years from the date such mandate, variation, cancellation or notification was recorded by the company; or

41.1.3	~~40.1.3~~ any other document on the basis of which any entry in the Register is made at any time after the expiry of six years from the date an entry in the Register was first made in respect of it.

41.2	~~40.2~~ It will be conclusively presumed in favour of the company that every share certificate so destroyed was a valid certificate duly and properly cancelled, that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed under regulation ~~40.1~~41.1 was a valid and effective document, in accordance with its recorded particulars in the books or records of the company.

41.3	~~40.3~~ The provisions of regulation ~~40.2~~41.2 apply only to the destruction of a document in good faith and without express notice to the company that the preservation of such document was relevant to a claim.

41.4	~~40.4~~ Nothing contained in regulation ~~40.1~~41.1 is construed as imposing upon the company any liability in respect of the destruction of any such document earlier than as set out in regulation ~~40.1~~41.1 or in any case where the conditions of regulation ~~40.3~~41.3 are not fulfilled.

41.5	~~40.5~~ References in this regulation ~~40~~41 to the destruction of any document include references to its disposal in any manner.

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42.	~~41.~~ WINDING-UP

42.1	~~41.1~~ If the company is wound up, whether the liquidation is voluntary, under supervision or by the court, the liquidator may, with the authority of a special resolution, divide among the members (excluding any holding shares or treasury shares) in specie the whole or part of the assets of the company, whether or not the assets consist of property of one kind or of different kinds. For those purposes the liquidator may set such value as he deems fair upon any one or more class or classes of property and may determine how such division will be effected as between the members or different classes of members. If any such division is carried out otherwise than in accordance with the existing rights of the members, every member will have the same right of dissent and other ancillary rights as if such resolution were a special resolution passed in accordance with section 110, Insolvency Act 1986. The liquidator may, with the same authority, vest any part of the assets in trustees upon such trusts for the benefit of members as the liquidator, with the same authority, thinks fit and the liquidation of the company may be closed and the company dissolved. No member will be compelled to accept any shares in respect of which there is a liability.

42.2	~~41.2~~ The Board must exercise the power conferred upon them by section 247, CA 2006 only with the prior sanction of a special resolution. If at any time the capital of the company is divided into different classes of shares, the exercise of such power is deemed to be a variation of the rights attached to each class of shares and, accordingly, requires the prior consent in writing of the holders of three fourths in nominal value of the issued shares of each class (excluding treasury shares) or the prior sanction of a special resolution passed at a separate meeting of the holders of the shares of each class (excluding any shares of a class held as treasury shares) convened and held in accordance with the provisions of regulation 3.9.

43.	~~42.~~ INDEMNITY

Subject to the provisions of the Statutes, every Director or other officer (except the Auditors) of the company will be indemnified out of the assets of the company, against all costs, charges, expenses, losses and liabilities which he may sustain or incur in connection with the execution of his duties and powers or otherwise in relation to them. Without prejudice to the generality of the previous sentence, any such person will be indemnified out of the assets of the company against any liability incurred by him in defending any proceedings, whether civil or criminal, in relation to anything done or omitted or alleged to have been done or omitted by him as an officer of the company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any breach of duty by him) or in which he is acquitted or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the company. Subject to the Statutes, the company may purchase and maintain for the company and for any Director, Secretary or other officer of the company insurance against any liability which by virtue of any rule of law would otherwise attach to him in respect of any negligence, default, breach of duty or breach of trust of which he may be liable for or guilty in relation to the company.

44.	~~43.~~ INDEMNITY AGAINST CLAIMS IN RESPECT OF SHARES

44.1	~~43.1~~ The provisions of regulation ~~43.2~~44.2 will apply whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability on the company to make any payment, or empowers any government or taxing authority or government official to require the company to make any payment, in respect of any shares held either jointly or solely by a member or in respect of any dividends or other money due or payable or accruing due or which may become due or payable to such members by the company or in respect of any such shares or for or on account or in respect of any member in consequence of:

44.1.1	~~43.1.1~~ the death or bankruptcy of such member;

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44.1.2	~~43.1.2~~ the non payment of any income tax or other tax by such member; or

44.1.3	~~43.1.3~~ the non payment of any inheritance tax or any estate, probate, succession, death, stamp or other duty by the executors or administrators or other legal personal representatives of such member or by or out of his estate.

44.2	~~43.2~~ In the circumstances described in regulation ~~43.1~~44.1 the company:

44.2.1	~~43.2.1~~ will be fully indemnified by such member or his executors or administrators or his other legal personal representatives from all liability arising by virtue of such law; and

44.2.2	~~43.2.2~~ may recover as a debt due from such member or his executors or administrators or his other legal personal representatives wherever constituted or residing, any money paid by the company under or in consequence of any such law, together with interest on it at the rate of 15 per cent. per annum from the date of payment to the date of repayment.

44.3	~~43.3~~ Nothing contained in regulations ~~43.1~~44.1 and ~~43.2~~44.2 prejudices or affects any right or remedy which any law may confer or purport to confer on the company and, as between the company and every such member as is referred to in regulation ~~43.1~~44.1, his executors, administrators or other legal personal representatives, and estate wherever constituted or situated, any right or remedy which such law confers or purports to confer on the company will be enforceable by the company.

45.	~~44.~~ DERIVATIVE ACTIONS

The rights provided under CA 2006 as are provided to shareholders in respect of derivative suits, shall apply to the company and to the rights of the members of the company to bring suits or claims against the company.

46.	~~45.~~ LOCK UP

46.1	~~45.1~~ Upon the Listing of the company’s shares, the Board may decide that up to 100 per cent. of each members’ free shares (i.e. unrestricted shares under the applicable rules and regulations) shall be restricted to sale or transfer according to the following provisions, such shares as restricted by the Board being Restricted Shares:

46.1.1	~~45.1.1~~ during the first six months commencing on the date of the Listing, no transfer of Restricted Shares is permitted;

46.1.2	~~45.1.2~~ as of the seventh and eighth month following the date of the Listing, such a holder may transfer shares that constitute up to 12.5 per cent. of his Restricted Shares per month; and

46.1.3	~~45.1.3~~ as of the ninth month following the date of the Listing, the remaining Restricted Shares are no longer considered restricted.

46.2	~~45.2~~ In case of fractional shares the number of Restricted Shares shall be rounded up to the nearest integer.

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AKARI THERAPEUTICS, PLC

PROXY FORM

For use at the Annual General Meeting

to be held at 75/76 Wimpole Street, London W1G 9RT at 2.30pm local time on December 15, 2025.

I/We____________________________________________________________________________________________

(Name in full block capitals please)

of______________________________________________________________________________________________

being (a) member(s) of Akari Therapeutics, Plc (“Akari” or the “Company”) hereby appoint the Chairman of the meeting or

________________________________________________________________________________________________

as my/our proxy to attend, speak and vote for me/us and on my/our behalf as identified by an “X” in the appropriate box below at the annual general meeting of the Company to be held at the above time and at any adjournment of the meeting. This form of proxy relates to the resolutions referred to below.

I/We instruct my/our proxy to vote as follows:

No.	Resolutions	For	Against	Abstain (see note 2)
Ordinary Resolutions
1.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain warrants and the issuance of the ordinary shares underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 14, 2025.
2.	In accordance with section 618 of the U.K. Companies Act 2006 (the “Companies Act”), and subject to and conditional upon the passing of Resolutions 3, 4, 5 and 6, each of the ordinary shares of USD 0.0001 in the capital of the Company be sub-divided and, as applicable, re-designated into one Ordinary Share of USD 0.000000005 each and 19,999 deferred shares of USD 0.000000005 each (the “Deferred Shares”), such shares having the rights and being subject to the restrictions as set out in the New Articles (as defined below).
3.	That subject to and conditional upon the passing of Resolutions 2, 4, 5 and 6, and in accordance with section 551 of the Companies Act, the Company’s directors or any duly authorised committee of the directors be generally and unconditionally authorised to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of USD 3,000 for a period expiring on June 30, 2030 (unless otherwise renewed, varied or revoked by the Company at a general meeting), save that the Company may, before such expiry, make offers or agreements which would or might require such shares to be allotted or such rights to be granted after such expiry and the directors may allot such shares or grant such rights in pursuance of such offers or agreements notwithstanding that the authority conferred by this resolution has expired; and this resolution revokes and replaces all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities.
4.	That subject to and conditional upon the passing of Resolutions 2, 3, 5 and 6, the share buyback contract in the form produced to the Meeting, to be entered into between the Company and each of the shareholders (in their capacity as holders of Deferred Shares) for the purchase by the Company of all the Deferred Shares, be approved and its terms authorized for the purposes of section 694 of the Companies Act, but so that the approval and authority expire on December 15, 2026.
Special Resolutions
5.	That subject to and conditional upon the passing of Resolutions 2, 3, 4, and 6, in accordance with section 570 of the Companies Act, the directors of the Company (or any duly authorised committee of the directors of the Company) be generally and unconditionally empowered to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authorisation conferred on them as if section 561 of the Companies Act and any pre-emption provisions in the Articles (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by the Company prior to or on that date) five years after the date on which this resolution is passed save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.
6.	That subject to and conditional upon the passing of Resolutions 2, 3, 4 and 5, the draft Articles of Association produced to the Meeting (the “New Articles”) be adopted as the articles of association in substitution for, and to the exclusion of the Company’s existing articles of association.

Dated _________________ 2025.

Signature(s): ____________________________________

Name(s): ________________________________________

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Notes:

1.	Please indicate with an “X” in the appropriate box how you wish the proxy to vote. In the absence of any indication, the proxy will exercise his/her discretion as to whether and how he/she votes; if the Chairman of the meeting is appointed, he will exercise this discretion to vote FOR each resolution. The proxy may also vote or abstain from voting as he/she thinks fit on any other business which may properly come before the meeting.

2.	If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. It should be noted that an abstention is not a vote in law.

3.	This form of proxy should be signed and dated by the member or his attorney duly authorized in writing. If the appointer is a corporation this proxy should be under seal or under the hand of an officer or attorney duly authorized. Any alteration made to the form of proxy should be initialed.

4.	To be valid, this form of proxy, together with a duly signed and dated power of attorney or any other authority (if any) under which it is executed (or a notarially certified copy of such power of attorney or other authority) must be signed and dated and lodged at the Company’s registrars at the address below (or by email at the email address below), so as to be received by 2.30 pm local time on December 11, 2025 (or, if the meeting is adjourned, not less than 48 hours before the time of the adjourned meeting) (excluding weekends and bank holidays).

5.	A proxy need not be a member of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided. The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted. A member may appoint more than one proxy in relation to the meeting provided that each proxy is appointed to exercise rights attached to different shares.

6.	In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

7.	Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, as amended, the Company specifies that entitlement to attend and vote at the meeting, and the number of votes which may be cast at the meeting, will be determined by reference to the Company’s register of members at 6.30 p.m. (London time) on December 11, 2025 or, if the meeting is adjourned, at 6.30 p.m. (London time) two working days before the time of the adjourned meeting. In each case, changes to the register of members after such time will be disregarded.

8.	Completion and return of a form of proxy will not preclude a member from attending the meeting and voting in person.

9.	The Company has retained Equiniti Limited to hold and maintain its register of members. Equiniti Limited will take delivery of completed proxy forms posted to it in accordance with the details above. Persons who own ordinary shares through a brokerage firm, bank or other financial institution, including persons who own ordinary shares in the form of American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) through the Depositary, Deutsche Bank AG, London Branch, as custodian of Deutsche Bank Trust Company Americas (“Beneficial Owners”), must return a voting instruction form to have their shares or the shares underlying their ADSs, as the case may be, voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from Beneficial Owners may vote at their discretion. ADS holders are not entitled to vote directly at the meeting, but a Deposit Agreement, as amended, exists between the Depositary and the holders of ADRs pursuant to which registered holders of ADRs as of November [●], 2025 are entitled to instruct the Depositary as to the exercise of voting rights pertaining to the Ordinary Shares so represented. The Depositary has agreed that it will endeavour, insofar as practicable, to vote (in person or by delivery to the Company of a proxy) the ordinary shares held for its custodian, Deutsche Bank AG, London Branch, in accordance with the instructions of the ADR holders. Instructions from ADR holders must be sent to the Depositary so that the instructions are received by no later than December 4, at 1.00 p.m. New York time.

Address for lodgment of hard-copy forms of proxy: Equiniti Limited, at Aspect House, Spencer Road, Lancing, BN99 6DA, United Kingdom. Alternatively a completed, signed and dated copy of this form of proxy (and any accompanying evidence of authority) may be scanned and emailed to proxyvotes@equiniti.com.

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# AKARI THERAPEUTICS, PLC

## Proxy for the General Meeting of Shareholders on December 15, 2025 2:30 pm GMT (9:30 am EST)

ADD YOUR EMAIL ADDRESS ONLINE

Add your email address to your online account at AST for 24/7 access to your account and enroll in eConsent to receive future materials electronically. Update your account today:

For first time users setting up an account, follow the instructions outlined below:

- Go to equiniti.com/us/ast-access and click on the words "REGISTER – FIRST TIME USERS CLICK HERE" under the Shareholder Central heading button
- Follow the instructions provided to set up your account which will include providing your e-mail address
- Once your account has been set up, select the tool bar "Communications" at the top right side of the page
- Here you need to select "Receive Company Mailings via E-Mail"
- Next, click on the "Submit" button and any future proxy materials will be sent to you electronically should they be available

For existing users updating your account, do the following:

- Go to equiniti.com/us/ast-access and click on "LOGIN" button under the Shareholder Central heading
- Once you access your account, select the tool bar "Communications" at the top right side of the page
- Here you need to select "Receive Company Mailings via E-Mail"
- Next, click on the "Submit" button and any future proxy materials will be sent to you electronically should they be available

Alternatively you can provide us with your email address in the below section entitled **Electronic Shareholder Communications** to receive future materials electronically when available.

**Electronic Shareholder Communications** Please join the growing number of shareholders who receive emails instead of hard copy shareholder communications. Register online at equiniti.com/us/ast-access or supply your email address below.

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14475

GENERAL MEETING OF SHAREHOLDERS OF

# AKARI THERAPEUTICS, PLC

**December 15, 2025**

**2:30 pm GMT (9:30 am EST)**

**This proxy is being solicited on behalf of the Board of Directors**

**ADD YOUR EMAIL ADDRESS ONLINE**

Add your email address to your online account at AST for 24/7 access to your account and enroll in eConsent to receive future materials electronically. Update your account today at: equiniti.com/us/ast-access (see reverse side for instructions) or provide us with your email address in the section entitled **Electronic Shareholder Communications** at the bottom right side of this card or on the reverse side to receive future materials electronically when available.

Please vote, sign, date and mail your proxy card in the envelope provided so that your vote is received on or before December 4, 2025, at 1:00 pm EST

↓ Please detach along perforated line and mail in the envelope provided. ↓

121525

**THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE RESOLUTIONS TO BE CONSIDERED AT THE GENERAL MEETING. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

**Ordinary Resolutions**

**Special Resolutions**

**To change the address on your account or to add the email, please check the box at right.** ☐

Please indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.